EXHIBIT O

Report of Independent Auditors and
Financial Statements

MP Income Fund 16, LLC

June 30, 2012

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

www.MOSSADAMS.COM

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MP Income Fund 16, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MP Income Fund 16, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2012, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MP Income Fund 16, LLC, (a California limited liability company) as of June 30, 2012, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As described in Note 8 to the financial statements, the Fund has restated its financial statements.

As discussed in Note 7 to the financial statements, on February 28, 2013, the Fund contributed substantially all of its assets to Mackenzie Realty Capital, Inc., in exchange for shares of its common stock.

/s/ Moss Adams LLP
San Francisco, California
May 17, 2013

MP INCOME FUND 16, LLC

STATEMENT OF ASSETS AND LIABILITIES
(Restated)

June 30, 2012

ASSETS

Investments, at fair value (cost of $1,130,414)	$908,663

Cash and cash equivalents	88,728

Due from related entities	13,692

Other assets	415

Total assets	$1,011,498

LIABILITIES AND NET ASSETS

Accounts payable and accrued liabilities	$50
Due to related entities	6,115

Total liabilities	6,165

Net assets	$1,005,333

The accompanying notes are an integral part of these financial statements.

MP INCOME FUND 16, LLC

SCHEDULE OF INVESTMENTS
(Restated)

June 30, 2012

Name	Asset Type	Units	Cost	Fair Value	Percentage Net Assets
CommonWealth REIT	Public REIT	5,000.00	$92,731	$95,600	9.5%
FelCor Lodgning Tr., Inc.	Public REIT	6,400.00	109,787	30,080	3.0
MHI Hospitality Corporation	Public REIT	8,000.00	79,866	28,720	2.9
MPG Office Trust, Inc.	Public REIT	4,300.00	162,077	8,643	0.9
Total Public REIT			444,461	163,043	16.3
Corporate Property Associates 15	Private REIT	3,000.00	26,575	34,080	3.4
MacKenzie Realty Capital, Inc.	Private REIT	4,000.00	40,000	12,440	1.2	*
T REIT, Inc.	Private REIT	9,404.50	11,275	1,223	0.1
Total Private REIT			77,850	47,743	4.7
250 West 57th Street Associates	LP Interest	0.50	14,018	32,163	3.2
AEI Net Lease Inc & Growth XIX	LP Interest	1.70	225	239	0.0
AEI Net Lease Inc. & Growth XX	LP Interest	16.00	10,921	11,437	1.1
Brown Place Hotel Associates	LP Interest	0.25	30,073	35,584	3.5
Civic Center, LP	LP Interest	2.00	64,118	214,390	21.3
Divall Insured Income Prop 2, LP	LP Interest	554.70	204,199	141,449	14.1
MPF Hartford, LP	LP Interest	1.50	24,975	23,400	2.3	*
MPF Pacific Gateway - Class B	LP Interest	8.21	28,808	7,016	0.7	*
NCP - Seven Liquidating Trust	LP Interest	79.00	2,275	1,837	0.2
Secured Income, LP	LP Interest	11,704.00	106,317	76,076	7.6
Total LP Interest			485,929	543,591	54.0
Coastal Realty Business Trust Series H-2	Investment Trust	14,504.31	72,174	104,286	10.4	*
Total Investment Trust			72,174	104,286	10.4
Lemon Creek Note	Note	1.00	50,000	50,000	5.0	*
Total Note			50,000	50,000	5.0
Total			$1,130,414	$908,663	90.4%
* Investment in related parties

The accompanying notes are an integral part of these financial statements.

MP INCOME FUND 16, LLC

STATEMENT OF OPERATIONS
(Restated)

Year Ended June 30, 2012

Investment income
Dividend and distribution income	$76,929
Other investment income	21,580
Interest and other income	5,014
Total investment income	103,523

Expenses
Investment advisory fee	29,352
Administration fee	19,568
Manager fee	8,423
Operating	32,597
Total expenses	89,940
Net investment income	13,583
Realized and unrealized gain from investments
Realized gain on sale of investments	26,028
Unrealized gain on investments, net	163,921
Net realized and unrealized gain from investments	189,949
Net increase in net assets from operations	$203,532

The accompanying notes are an integral part of these financial statements.

MP INCOME FUND 16, LLC

STATEMENT OF CHANGES IN NET ASSETS
(Restated)

Year Ended June 30, 2012

Balance at July 1, 2011	$811,053
Distributions	(9,252)
Net increase in net assets from operations	203,532
Balance at June 30, 2012	$1,005,333

The accompanying notes are an integral part of these financial statements.

MP INCOME FUND 16, LLC

STATEMENT OF CASH FLOWS
(Restated)

Year Ended June 30, 2012

Cash flows from operating activities:
Net increase in net assets from operations	$203,532
Adjustments to reconcile net increase in net assets from
operations to net cash from operating activities:
Realized gain on sale of investments	(26,028)
Return of capital distribution from investments	196,245
Proceeds from sale of investments	135,919
Purchase of investments	(241,741)
Unrealized gain on investments, net	(163,921)
Change in assets and liabilities:
Due from related entities	(5,014)
Other assets	1,335
Accounts payable and accrued liabilities	50
Due to related entities	5,771
Net cash from operating activities	106,148
Cash flows from financing activities:
Net repayments on margin loans	(20,481)
Distributions	(9,252)
Net cash from financing activities	(29,733)
Net increase in cash and cash equivalents	76,415
Cash and cash equivalents, beginning of year	12,313
Cash and cash equivalents, end of year	$88,728
Additional cash flow information: Interest paid	$274

The accompanying notes are an integral part of these financial statements.

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

MP Income Fund 16, LLC (the “Fund”) is a California limited liability company that was organized on September 2, 1999. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property located in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair market value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 74 members as of June 30, 2012.

The Agreement of the Fund (the “Agreement”) is dated and effective as of October 1, 1999. The Agreement was amended on January 11, 2012, to authorize the manager of the Fund to contribute substantially all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC common stock.

With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2099.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses, and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs, which could include pricing that is observed in the marketplace.

Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of assets that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2012, financial statements for subsequent events through May 17, 2013, the date the financial statements were available to be issued.

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012
NOTE 2 – NET ASSETS

Through June 30, 2012, the Members have contributed cumulative capital of $2,446,000.

Income and losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. Distributions totaling $9,252 were paid during the year ended June 30, 2012.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value for the year ended June 30, 2012:

Asset Type	Beginning Balance	Purchases	Proceeds	Return of Capital	Realized Gain	Unrealized Gain/(Loss)	Ending Balance
Public REIT	$107,269	$92,732	$(42,063)	$-	$213	$4,892	$163,043
Private REIT	1,244	66,575	-	-	-	(20,076)	47,743
LP Interest	650,624	10,260	(93,856)	(196,245)	25,815	146,993	543,591
Investment Trust	-	72,174	-	-	-	32,112	104,286
Note	50,000	-	-	-	-	-	50,000
Total	$809,137	$241,741	$(135,919)	$(196,245)	$26,028	$163,921	$908,663

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2012:

	Total	Level I	Level II	Level III
Public REIT	$163,043	$163,043	$-	$-
Private REIT	47,743	-	-	47,743
LP Interest	543,591	-	-	543,591
Investment Trust	104,286	-	-	104,286
Note	50,000	-	-	50,000
Total	$908,663	$163,043	$-	$745,620

The changes in investments classified as Level III are as follows:
Balance, July 1, 2011	$701,868
Purchases of investments	149,009
Proceeds from sales	(93,856)
Return of capital	(196,245)
Total realized gains	25,815
Total unrealized gain, net	159,029
Balance, June 30, 2012	$745,620
Changes in unrealized gain included in operations relating to investments still held at June 30, 2012	$184,863

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012
NOTE 4 – MARGIN LOANS

The Fund has a brokerage account in which it buys and sells securities. The provisions of the account allow the Fund to borrow between 50% and 75% of the equity of certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate of 2.5%, payable monthly. As of June 30, 2012, the Fund had $120,727 of margin credit available. Interest expense incurred for the year ended June 30, 2012, was $274, and is recorded as within operating expenses on the statement of operations.

NOTE 5 – RELATED PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2012, were $57,343. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2012, were $19,568, and are recorded as operating expenses on the statement of operations. Fees and expense reimbursements payable to the Manager and Adviser is $6,115 as of June 30, 2012, and is recorded within due to related entities on the statement of assets and liabilities.

Investments

The Fund has the following related party investments:

Coastal Realty Business Trust (“CRBT”): CRBT is a Nevada business trust whose trustee is the Manager and whose beneficiaries are various funds managed by the Manager. Its purpose is to own various investments on behalf of such funds. Each CRBT Trust Series (“Series”) pools capital from several funds managed by the Manager and invests (generally) in shares of private real estate investment trusts (“REIT”) as provided for in the CRBT Trust Agreement. Each Series participant is limited by the terms of the agreement and, as such, an interest in a Series has no redemption rights.

The Fund has an 18.83% interest in CRBT Series H-2 which invests in shares of the same REIT which owns a real estate portfolio totaling 170 properties located in the United States and Canada. These properties include senior housing, hotels and resorts, golf courses, and marinas, among others.

Lemon Creek Notes: These are general unsecured promissory notes of Lemon Creek Properties, Inc. (“LCP”), which is managed and controlled by affiliates of the Manager. As of June 30, 2012, LCP owned an office building in Moraga, California, a shopping center in Valencia, California, and an interest in a New Orleans, Louisiana development project, along with some other investments. In 2008 and 2010, LCP issued notes in exchange for shares of its common stock. The notes issued in 2008 currently accrue interest at 10% per annum. The notes issued in 2010 currently accrue interest at 7% per annum, and will increase to 10% starting in fiscal year 2013. The underlying notes mature at various dates between 2013 and 2015. Interest receivable is $13,692 as of June 30, 2012, and is recorded as due from related entities on the statement of assets and liabilities.

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

MacKenzie Realty Capital, Inc.: This is a newly formed entity that intends to be regulated as a Business Development Company under the Investment Company Act of 1940, as amended. The Fund, along with other affiliates, purchased 4,000 shares of this entity to provide start-up funding for the entity. The entity is in the process of obtaining registration statement approval by the Securities Exchange Commission in order to sell its shares to the public. The Fund contributed substantially all of its assets to the entity in exchange for shares of MRC common stock on February 28, 2013. The Fund and other affiliates are currently the only shareholders in the entity.

MPF Hartford Limited Partnership: This partnership is a holding company formed solely for the purpose of owning units of One CityPlace Limited Partnership, an unaffiliated partnership not controlled by the Manager or its affiliates. One unit of MPF Hartford Limited Partnership is equivalent to the ownership of one unit of One CityPlace Limited Partnership.

MPF Pacific Gateway, LLC: This is a holding company that owns an investment in a REIT liquidating trust. The Company is managed by the Manager.

NOTE 6 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to members of the Fund.

Ratio to average net assets(1)
Operating expenses	9.9%
Net investment income	1.5%
Total rate of return(2)	22.4%
(1)Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2012, the average net assets amounted to $908,193.
(2)Total return is calculated based upon the change in value of the net assets. An individual member’s return may vary from this return based on the timing of capital transactions.

NOTE 7 – SUBSEQUENT EVENT

According to the amended Agreement, see Note 1, the Fund contributed substantially all of its assets to MRC with an estimated fair value of $943,170 for 94,317 shares of MRC stock on February 28, 2013.

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 8 – RESTATEMENT

In conjunction with the formation and capitalization of MRC, see Note 1 & 7, management reconsidered the modeling assumptions used to estimate the fair value of the Fund’s investment in Civic Center, LP, and determined that information was available that was not previously considered in the initial conclusion of fair value of this investment as of June 30, 2011. Taking this additional information into consideration, an adjustment to correct the estimated fair value for this investment was necessary as of June 30, 2011. The change in valuation conclusion reduced the investment balance, net assets, net gain from investments and net increase in net assets from operations by $352,499 in the Fund’s 2011 financial statements. The effect on the 2012 financial statements is an increase of $352,499 in the reported amount of Unrealized gain/(loss) on investments, net and a reduction in the reported amount of beginning net assets. Net investment income, realized gains, and net increase in cash and cash equivalents were unaffected.

Report of Independent Auditors and
Financial Statements

MP Income Fund 18, LLC

June 30, 2012

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

www.MOSSADAMS.com

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MP Income Fund 18, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MP Income Fund 18, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2012, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MP Income Fund 18, LLC, (a California limited liability company) as of June 30, 2012, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Moss Adams LLP
San Francisco, California
October 15, 2012

1

MP INCOME FUND 18, LLC

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012

ASSETS

Investments, at fair value (cost of $607,712)	$709,259
Cash and cash equivalents	46,063
Other assets	2,000

Total assets	$757,322

LIABILITIES AND NET ASSETS

Accounts payable and accrued liabilities	$25
Due to related entities	13,685

Total liabilities	13,710

Net assets	$743,612

The accompanying notes are an integral part of these financial statements.

  2

MP INCOME FUND 18, LLC

SCHEDULE OF INVESTMENTS

June 30, 2012

Name	Asset Type	Shares/Units	Cost	Fair Value	Percentage Net Assets
Public Storage Inc.	Public REIT	1,500.00	$175,726	$216,615	29.1%
Total Public REIT			175,726	216,615	29.1
Corporate Property Associates 15	Private REIT	12,000.00	115,308	136,320	18.3
MacKenzie Realty Capital, Inc.	Private REIT	4,000.00	40,000	12,440	1.7 *
Total Private REIT			155,308	148,760	20.0
Del Taco Restaurant Prop I	LP Interest	189.00	82,954	123,606	16.6
Del Taco Restaurant Prop III	LP Interest	8.00	951	1,583	0.2
DiVall Insured Income Prop II	LP Interest	128.00	36,767	32,640	4.4
Rancon Realty Fund V, LP	LP Interest	238.00	77,814	51,051	6.9
Secured Income, LP	LP Interest	13,896.00	6,948	90,324	12.2
Uniprop Income Fund II, LP	LP Interest	9,671.00	71,244	44,680	6.0
Total LP Interest			276,678	343,884	46.3
Total			$607,712	$709,259	95.4%

*Investment in related party

The accompanying notes are an integral part of these financial statements.

  3

MP INCOME FUND 18, LLC

STATEMENT OF OPERATIONS

Year Ended June 30, 2012

Investment income
Dividend and distribution income	$41,531
Total investment income	41,531

Expenses
Investment advisory fee	12,482
Administration fee	8,321
Manager fee	4,608
Operating	29,643
Total expenses	55,054
Net investment loss	(13,523)

Realized and unrealized gain (loss) from investment activities
Realized gain on sale of investments	163,646
Unrealized loss on investments, net	(114,781)
Net realized and unrealized gain from investments	48,865
Net increase in net assets from operations	$35,342

The accompanying notes are an integral part of these financial statements.

  4

MP INCOME FUND 18, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2012

Balance at July 1, 2011	$729,128
Distributions	(20,858)
Net increase in net assets from operations	35,342
Balance at June 30, 2012	$743,612

The accompanying notes are an integral part of these financial statements.

  5

MP INCOME FUND 18, LLC

STATEMENT OF CASH FLOWS

Year Ended June 30, 2012

Cash flows from operating activities:
Net increase in net assets from operations	$35,342
Adjustments to reconcile net increase in net assets from
Operations to net cash from operating activities:
Realized gain on sale of investments	(163,646)
Proceeds from sale of investments	634,113
Purchase of investments	(560,444)
Unrealized loss on investments, net	114,781
Change in assets and liabilities:
Other assets	2,432
Accounts payable and accrued liabilities	25
Due to related entities	1,589
Net cash from operating activities	64,192
Cash flows from financing activities:
Distributions	(20,858)
Net cash from financing activities	(20,858)
Net increase in cash and cash equivalents	43,334
Cash and cash equivalents, beginning of year	2,729
Cash and cash equivalents, end of year	$46,063

The accompanying notes are an integral part of these financial statements.

6

MP INCOME FUND 18, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

MP Income Fund 18, LLC (the “Fund”) is a California limited liability company that was organized on June 13, 2001. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property located in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 56 members as of June 30, 2012.

The Agreement of the Fund (the “Agreement”) is dated and effective as of August 1, 2001. The Agreement was last amended on January 11, 2012, to authorize the manager of the Fund to contribute all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2099.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses, and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

  7

MP INCOME FUND 18, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs, which could include pricing that is observed in the marketplace. Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.

8

MP INCOME FUND 18, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2012, financial statements for subsequent events through October 15, 2012, the date the financial statements were available to be issued.

9

MP INCOME FUND 18, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 2 – NET ASSETS

Through June 30, 2012, the Members have contributed cumulative capital of $2,362,500.

Income and losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. Distributions of $20,858 were made during the year ended June 30, 2012.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value as of June 30, 2012:
Asset Type	Beginning Balance	Purchases	Proceeds	Realized Gain	Unrealized Gain/(Loss)	Ending Balance
Public REIT	$-	$393,918	$(240,839)	$22,648	$40,888	$216,615
Private REIT	-	155,308	-	-	(6,548)	148,760
LP Interest	734,063	11,218	(393,274)	140,998	(149,121)	343,884
Total	$734,063	$560,444	$(634,113)	$163,646	$(114,781)	$709,259

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

10

MP INCOME FUND 18, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2012:
	Total	Level I	Level II	Level III
Public REIT	$216,615	$216,615	$-	$-
Private REIT	148,760	-	-	148,760
LP Interest	343,884	-	-	343,884
Investments	$709,259	$216,615	$-	$492,644

The changes in investments classified as Level III are as follows:

Balance, July 1, 2011	$734,063
Purchases of investments	166,526
Proceeds from sales	(393,274)
Total realized gains	140,998
Total unrealized loss, net	(155,669)
Balance, June 30, 2012	$492,644
Changes in unrealized loss included in operations relating to investments still held at June 30, 2012	$(13,951)

  11

MP INCOME FUND 18, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 4 – RELATED PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2012, was $25,411. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2012, were $23,625, and is recorded as operating expenses on the statement of operations.

Investments

MacKenzie Realty Capital, Inc.: This is a newly formed entity that intends to be regulated as a Business Development Company under the Investment Company Act of 1940, as amended. The Fund, along with other affiliates, purchased 4,000 shares of this entity to provide start-up funding for the entity. The entity is in the process of obtaining registration statement approval by the Securities Exchange Commission in order to sell its shares to the public, at which time the Fund intends to contribute all of its assets to the entity in exchange for shares. The Fund and other affiliates are currently the only shareholders in the entity.

NOTE 5 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to the members of the Fund.
Ratio to average net assets(1)
Total expenses	7.5%
Net investment loss	-1.8%
Total rate of return(2)	4.8%
(1)Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2012, the average net assets amounted to $736,370.
(2)An individual member’s return may vary from this return based on the timing of capital transactions.

12

Report of Independent Auditors and
Financial Statements

MP Income Fund 19, LLC

June 30, 2012

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

www.MOSSADAMS.COM

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MP Income Fund 19, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MP Income Fund 19, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2012, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MP Income Fund 19, LLC, (a California limited liability company) as of June 30, 2012, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Moss Adams LLP
San Francisco, California
October 15, 2012

1

MP INCOME FUND 19, LLC

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012

ASSETS

Investments, at fair value (cost of $515,357)	$ 483,820
Cash and cash equivalents	6,718
Other assets	1,053

Total assets	$ 491,591

LIABILITIES AND NET ASSETS

Accounts payable and accrued liabilities	$ 100
Due to related entities	688

Total liabilities	788

Total net assets	$ 490,803

The accompanying notes are integral part of these financial statements.

2

MP INCOME FUND 19, LLC

SCHEDULE OF INVESTMENTS

June 30, 2012

Name	Asset Type	Shares/Units	Cost	Fair Value	Percentage Net Assets
Corporate Property Associates 15	Private REIT	3,899.76	$32,974	$44,301	9.0%
MacKenzie Realty Capital, Inc.	Private REIT	4,000.00	40,000	12,440	2.5 *
USA RE Investment Trust	Private REIT	6.57	2,628	329	0.1
Total Private REIT			75,602	57,070	11.6
CRI Hotel Income Partners, LP	LP Interest	15,961.00	70,814	35,912	7.3
Del Taco Income Properties IV	LP Interest	2,296.00	39,024	61,625	12.6
Del Taco Restaurant Properties II	LP Interest	273.00	35,790	58,307	11.9
Hotel Durant, LLC	LP Interest	3.55	250,024	250,141	51.0
Rancon Realty Fund IV	LP Interest	99.00	44,103	20,765	4.3
Total LP Interest			439,755	426,750	87.1
Total			$515,357	$483,820	98.7%

*Investment in related party

The accompanying notes are an integral part of these financial statements.

3

MP INCOME FUND 19, LLC

STATEMENT OF OPERATIONS

Year Ended June 30, 2012

Investment income
Dividend and distribution income	$30,150
Interest and other income	10
Total investment income	30,160

Expenses
Investment advisory fee	4,733
Administration fee	3,155
Manager fee	7,756
Operating	29,665
Total expenses	45,309
Net investment loss	(15,149)

Realized and unrealized gain (loss) from investments
Realized gain on sale of investments	321,406
Unrealized loss on investments, net	(241,882)
Net realized and unrealized gain from investments	79,524
Net increase in net assets from operations	$64,375

The accompanying notes are an integral part of these financial statements.

4

MP INCOME FUND 19, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2012

Balance at July 1, 2011	$509,106
Distributions	(82,678)
Net increase in net assets from operations	64,375
Balance at June 30, 2012	$490,803

The accompanying notes are an integral part of these financial statements.

5

MP INCOME FUND 19, LLC

STATEMENT OF CASH FLOWS

Year Ended June 30, 2012

Cash flows from operating activities:
Net increase in net assets from operations	$64,375
Adjustments to reconcile net increase in net assets from operations operations to net cash from operating activities:
Realized gain on sale of investments	(321,406)
Proceeds from sale of investments	1,066,512
Purchase of investments	(969,434)
Unrealized loss on investments	241,882
Change in assets and liabilities:
Other assets	4,342
Accounts payable and accrued liabilities	100
Due to related entities	174
Net cash from operating activities	86,545
Cash flows from financing activities:
Distributions	(82,678)
Net cash from financing activities	(82,678)
Net increase in cash and cash equivalents	3,867
Cash and cash equivalents, beginning of year	2,851
Cash and cash equivalents, end of year	$6,718

The accompanying notes are an integral part of these financial statements.

  6

MP INCOME FUND 19, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

MP Income Fund 19, LLC (the “Fund”) is a California limited liability company that was organized on March 8, 2002. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 71 members as of June 30, 2012.

The Agreement of the Fund (the “Agreement”) is dated and effective as of April 1, 2002. The Agreement was last amended on January 11, 2012, to authorize the manager of the Fund to contribute all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2102.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses, and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

7

MP INCOME FUND 19, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs and which could include pricing that is observed in the marketplace. Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.

8

MP INCOME FUND 19, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Account Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2012, financial statements for subsequent events through October 15, 2012, the date the financial statements were available to be issued.

9

MP INCOME FUND 19, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 2 – NET ASSETS

Through June 30, 2012, the Members have contributed cumulative capital of $2,468,000.

Income and losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. Distributions totaling $82,678 were made during the year ended June 30, 2012.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value as of June 30, 2012:
Asset Type	Beginning Balance	Purchases	Proceeds	Realized Gain	Unrealized Gain/(Loss)	Ending Balance
Public REIT	$-	$639,289	$(672,928)	$33,639	$-	$-
Private REIT	381	72,974	-	-	(16,285)	57,070
LP Interest	500,993	257,171	(393,584)	287,767	(225,597)	426,750
Total	$501,374	$969,434	$(1,066,512)	$321,406	$(241,882)	$483,820

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

10

MP INCOME FUND 19, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2012:
	Total	Level I	Level II	Level III
Private REIT	$57,070	$-	$329	$56,741
LP Interest	426,750	-	-	426,750
Investments	$483,820	$-	$329	$483,491

The changes in investments classified as Level III are as follows:
Balance, July 1, 2011	$501,374
Transfer from Level III to Level II	(329)
Purchases of investments	330,145
Proceeds from sales	(393,584)
Realized gains	287,767
Unrealized losses	(241,882)
Balance, June 30, 2012	$483,491
Changes in unrealized loss included in operations relating to investments still held at June 30, 2012	$(4,547)

  11

MP INCOME FUND 19, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 4 – RELATED PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2012, were $15,644. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2012, were $24,680, and are recorded as operating expenses on the statement of operations. Fees and expense reimbursements payable to the Manager and Adviser is $688 as of June 30, 2012, and is recorded as due to related entities on the statement of assets and liabilities.

Investments

MacKenzie Realty Capital, Inc.: This is a newly-formed entity that intends to be regulated as a Business Development Company under the Investment Company Act of 1940, as amended. The Fund, along with other affiliates, purchased 4,000 shares of this entity to provide start-up funding for the entity. The entity is in the process of obtaining registration statement approval by the Securities Exchange Commission in order to sell its shares to the public; at which time, the Fund intends to contribute all of its assets to the entity in exchange for shares. The Fund and other affiliates are currently the only shareholders in the entity.

NOTE 5 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to members of the Fund.
Ratio to average net assets(1)
Total expenses	9.1%
Net investment loss	-3.0%
Total rate of return(2)	12.9%
(1)Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2012, the average net assets amounted to $499,955.
(2)An individual member’s return may vary from this return based on the timing of capital transactions.

12

Report of Independent Auditors and
Financial Statements

MP Value Fund 5, LLC

June 30, 2012

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

www.MOSSADAMS.COM

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MP Value Fund 5, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MP Value Fund 5, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2012, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MP Value Fund 5, LLC, (a California limited liability company) as of June 30, 2012, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Moss Adams LLP
San Francisco, California
October 15, 2012

1

MP VALUE FUND 5, LLC

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012

ASSETS
Investments, at fair value (cost of $1,042,617)	$859,699
Cash and cash equivalents	164,424
Due from related entities	13,692
Other assets	3,395
Total assets	$1,041,210
LIABILITIES AND NET ASSETS
Accounts payable and accrued liabilities	$8,730
Due to related entities	149
Total liabilities	8,879
Net Assets	$1,032,331

The accompanying notes are an integral part of these financial statements.

2

MP VALUE FUND 5, LLC

SCHEDULE OF INVESTMENTS

June 30, 2012
Name	Asset Type	Units	Cost	Fair Value	Percentage Net Assets
Ashford Hospitality Trust	Public REIT	11,100.00	$77,682	$93,573	9.1%
CommonWealth REIT	Public REIT	5,400.00	96,550	103,248	10.0
Maxus Realty Trust	Public REIT	8,800.00	115,500	105,216	10.2
One Liberty Properties, Inc.	Public REIT	3,000.00	47,580	56,490	5.5
Total Public REIT			337,312	358,527	34.8
Corporate Property Associates 15	Private REIT	7,586.89	70,150	86,187	8.3
MacKenzie Realty Capital, Inc.	Private REIT	4,000.00	40,000	12,440	1.2	*
T REIT, Inc.	Private REIT	12,552.48	9,905	1,632	0.2
Total Private REIT			120,055	100,259	9.7
MPF Hartford, LP	LP Interest	0.75	13,387	11,700	1.1	*
Rancon Realty Fund V, LP	LP Interest	43.00	30,047	9,224	0.9
Rancon Realty Fund IV, LP	LP Interest	600.00	288,244	125,850	12.2
Total LP Interest			331,678	146,774	14.2
Coastal Realty Business Trust - Series F-2	Investment Trust	10,000.00	54,476	58,800	5.7	*
Coastal Realty Business Trust - Series L-2	Investment Trust	7,950.00	14,279	19,239	1.9	*
Total Investment Trust			68,755	78,039	7.6
Lemon Creek Note	Note	1.00	50,000	50,000	4.8	*
Total Note			50,000	50,000	4.8
Skybridge Loan	Claim		106,923	100,000	9.7
Skybridge Loan #2	Claim		27,894	26,100	2.5
Total Claim			134,817	126,100	12.2
Total			$1,042,617	$859,699	$83.3%

*Investment in related parties

The accompanying notes are an integral part of these financial statements.

3

MP VALUE FUND 5, LLC

STATEMENT OF OPERATIONS

Year Ended June 30, 2012
Investment income
Dividend and distribution income	$34,728
Interest and other income	5,990
Total investment income	40,718

Expenses
Research fee	27,585
Investment advisory fee	38,690
Administration fee	18,390
Operating	24,774
Total expenses	109,439
Net investment loss	(68,721)

Realized and unrealized gain from investment activities
Realized gain on sale of investments, net	93,130
Unrealized gain on investments, net	30,403
Net realized and unrealized gain from investments	123,533
Net increase in net assets from operations	$54,812

The accompanying notes are an integral part of these financial statements.

  4

MP VALUE FUND 5, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2012

Balance at July 1, 2011	$1,011,301
Distributions	(33,782)
Net increase in net assets from operations	54,812
Balance at June 30, 2012	$1,032,331

The accompanying notes are an integral part of these financial statements.

5

MP VALUE FUND 5, LLC

STATEMENT OF CASH FLOWS

Year Ended June 30, 2012

Cash flows from operating activities:
Net increase in net assets from operations	$54,812
Adjustments to reconcile net increase in net assets from operations to net cash from operating activities:
Realized gain on sale of investments, net	(93,130)
Proceeds from sale of investments	474,827
Distributions from investments	102,250
Purchase of investments	(323,035)
Unrealized gain on investments, net	(30,403)
Change in assets and liabilities: Due from related entities	(5,014)
Other assets	43,567
Accounts payable and accrued liabilities	(970)
Due to related parties	149
Net cash from operating activities	223,053
Cash flows from financing activities:
Net repayment on margin loan	(37,809)
Distributions	(33,782)
Net cash from financing activities	(71,591)
Net increase in cash and cash equivalents	151,462
Cash and cash equivalents, beginning of year	12,962
Cash and cash equivalents, end of year	$164,424

The accompanying notes are an integral part of these financial statements.

6

MP VALUE FUND 5, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

MP Value Fund 5, LLC (the “Fund”) is a California limited liability company that was organized on July 3, 1997. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 68 members as of June 30, 2012.

The Agreement of the Fund (the “Agreement”) is dated and effective as of July 10, 1997. The Agreement was last amended on January 1, 2012, to authorize the manager of the Fund to contribute all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2027.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

  7

MP VALUE FUND 5, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs, which could include pricing that is observed in the marketplace. Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.

  8

MP VALUE FUND 5, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2012, financial statements for subsequent events through October 15, 2012, the date the financial statements were available to be issued.

  9

MP VALUE FUND 5, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 2 – NET ASSETS

Through June 30, 2012, the Members have contributed cumulative capital of $1,839,000.

Income and losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. Distributions of $33,782 were made during the year ended June 30, 2012.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value as of June 30, 2012:

Asset Type	Beginning Balance	Purchase	Proceeds	Return of Capital	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Ending Balance

Public REIT	$354,528	$144,130	$(126,340)	$-	$(40,016)	$26,225	$358,527
Private REIT	1,660	110,150	-	-	-	(11,551)	100,259
LP Interest	468,393	-	(348,487)	(102,250)	133,146	(4,028)	146,774
Investment Trust	-	68,755	-	-	-	9,284	78,039
Note	50,000	-	-	-	-	-	50,000
Claim	115,627	-	-	-	-	10,473	126,100
Total	$990,208	$323,035	$(474,827)	$(102,250)	$93,130	$30,403	$859,699

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

  10

MP VALUE FUND 5, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2012:

	Total	Level I	Level II	Level III
Public REIT	$358,527	$253,311	$105,216	$-
Private REIT	100,259	-	-	100,259
LP Interest	146,774	-	-	146,774
Investment Trust	78,039	-	-	78,039
Note	50,000	-	-	50,000
Claim	126,100	-	-	126,100
Total	$859,699	$253,311	$105,216	$501,172

The changes in investments classified as Level III are as follows:

Balance, July 1, 2011	$635,680
Purchases of investments	178,905
Proceeds from sales	(348,487)
Return of capital	(102,250)
Realized gain, net	133,146
Unrealized gain, net	4,178

Balance, June 30, 2012	$501,172

Changes in unrealized gain included in operations relating to investments still held at June 30, 2012	$66,890

  11

MP VALUE FUND 5, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 4 – MARGIN LOANS

The Fund has a brokerage account in which it buys and sells securities. The provisions of the account allow the Fund to borrow between 50% and 75% of the equity of certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate of 2.5%, payable monthly. As of June 30, 2012, the Fund had $218,448 of margin credit available. Interest expense incurred for the year ended June 30, 2012 was $463, and is recorded as operating expenses on the statement of operations.

NOTE 5 – RELATED PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2012, was $84,665. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2012, were $18,390, and are recorded as operating expenses on the statement of operations. Fees and expense reimbursements payable to the Manager and Adviser was $149 as of June 30, 2012, and is recorded as due to related entities on the statement of assets and liabilities.

Investments

The Fund has the following related party investments:

Coastal Realty Business Trust (“CRBT”): CRBT is a Nevada business trust whose trustee is the Manager and whose beneficiaries are various funds managed by the Manager. Its purpose is to own various investments on behalf of such funds. Each CRBT Trust Series (“Series”) pools capital from several funds managed by the Manager and invests (generally) in shares of private real estate investment trusts (“REIT”) as provided for in the CRBT Trust Agreement. Each Series participant is limited by the terms of the agreement and, as such, an interest in a Series has no redemption rights. The Fund has investments in the following Series:

CRBT Series F-2: The Fund has an 8.12% of interest in Series F-2, which acquires and manages a real estate portfolio consisting mainly of office properties located in the United States.

CRBT Series L-2: The Fund has a 7.52% of interest in Series L-2, which invests in shares of REIT that acquires and manages a diversified real estate portfolio, primarily comprised of retail office, hotel rooms, multi-family units and industrial space.

12

MP VALUE FUND 5, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Lemon Creek Notes: These are general unsecured promissory notes of Lemon Creek Properties, Inc. (“LCP”), which is managed and controlled by affiliates of the Manager. As of June 30, 2012, LCP owned an office building in Moraga, California, a shopping center in Valencia, California, and an interest in a New Orleans, Louisiana development project, along with some other investments. In 2008 and 2010, LCP issued notes in exchange for shares of its common stock. The notes issued in 2008 currently accrue interest at 10% per annum. The notes issued in 2010 currently accrue interest at 7% per annum, and will increase to 10% starting in fiscal year 2013. The underlying notes mature at various dates between 2013 and 2015. Interest receivable on the outstanding note is $13,692 as of June 30, 2012, and is recorded as due from related entities on the statement of assets and liabilities.

MacKenzie Realty Capital, Inc.: This is a newly-formed entity that intends to be regulated as a Business Development Company under the Investment Company Act of 1940, as amended. The Fund, along with other affiliates, purchased 4,000 shares of this entity to provide start-up funding for the entity. The entity is in the process of obtaining registration statement approval by the Securities Exchange Commission in order to sell its shares to the public; at which time, the Fund intends to contribute all of its assets to the entity in exchange for shares. The Fund and other affiliates are currently the only shareholders in the entity.

MPF Hartford Limited Partnership: This partnership is a holding company formed solely for the purpose of owning units of One CityPlace Limited Partnership, an unaffiliated partnership not controlled by the Manager or its affiliates. One unit of MPF Hartford Limited Partnership is equivalent to the ownership of one unit of One CityPlace Limited Partnership.

NOTE 6 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to Members of the Fund.

Ratio to average net assets (1)
Total expenses	10.7%
Net investment loss	-6.7%
Total rate of return (2)	5.4%

(1)	Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2012, the average net assets amounted to $1,021,816.
(2)	An individual member’s return may vary from this return based on the timing of capital transactions.

13

Report of Independent Auditors and
Financial Statements

MP Value Fund 7, LLC

June 30, 2012

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

www.MOSSADAMS.COM

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MP Value Fund 7, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MP Value Fund 7, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2012, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MP Value Fund 7, LLC, (a California limited liability company) as of June 30, 2012, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Moss Adams LLP
San Francisco, California
October 15, 2012

1

MP VALUE FUND 7, LLC

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012

ASSETS

Investments, at fair value (cost of $1,338,818)	$1,144,909
Cash and cash equivalents	284,053
Due from related parties	14.314
Other assets	4,073

Total assets	$1,447,349

LIABILITIES AND NET ASSETS
Accounts payable and accrued liabilities	$11,023
Total liabilities	11,023
Total net assets	$1,436,326

The accompanying notes are an integral part of these financial statements.

2

MP VALUE FUND 7, LLC

SCHEDULE OF INVESTMENTS

June 30, 2012

Name	Asset Type	Shares/Units	Cost	Fair Value	Percentage Net Assets
Agree Realty Corp	Public REIT	4,200.00	$95,768	$92,946	6.5%
Apartment Invst & Mgmt Co Cl A	Public REIT	3,888.00	124,024	105,093	7.3
CommonWealth REIT	Public REIT	5,000.00	92,789	95,600	6.7
Mission West Properties, Inc.	Public REIT	16,100.00	148,242	138,782	9.7
Total Public REIT			460,823	432,421	30.2
BellaVista Capital, Inc.	Private REIT	58,872.00	116,885	35,323	2.5
Corporate Property Associates 15	Private REIT	5,000.00	43,381	56,800	4.0
MacKenzie Realty Capital, Inc.	Private REIT	4,000.00	40,000	12,440	0.9	*
Total Private REIT			200,266	104,563	7.4
Hotel Durant , LLC	LP Interest	3.55	249,953	250,000	17.4	*
MPF Hartford, LP	LP Interest	2.50	43,425	39,000	2.7	*
National Property Investors 6	LP Interest	7.00	752	145	-
One City Place, LP	LP Interest	0.50	12,341	7,800	0.5
Rancon Realty Fund IV	LP Interest	130.00	100,750	27,885	1.9
Total LP Interest			407,221	324,830	22.5
Coastal Realty Business Trust – Series H-2	Investment Trust	10,500.00	51,988	75,495	5.3	*
Total Investment Trust			51,988	75,495	5.3
Lemon Creek Note	Note	1.00	50,000	50,000	3.5	*
Total Note			50,000	50,000	3.5
Skybridge Loan #1	Claim		133,654	125,000	8.7
Skybridge Loan #2	Claim		34,866	32,600	2.3
Total Claim			168,520	157,600	11.0
Total			$1,338,818	$1,144,909	79.9%

* Investment in related party.

The accompanying notes are an integral part of these financial statements.

3

MP VALUE FUND 7, LLC

STATEMENT OF OPERATIONS

Year Ended June 30, 2012

Investment income
Dividend and distribution income	$183,950
Other investment income	70,785
Interest and other income	5,014
Total investment income	259,749

Expenses
Research fee	42,780
Investment advisory fee	59,072
Administration fee	28,520
Operating	38,202
Total expenses	168,574
Net investment income	91,175

Realized and unrealized gain from investments
Realized gain on sale of investments	76,634
Unrealized gain on investments, net	90,640
Net realized and unrealized gain from investments	167,274
Net increase in net assets from operations	$258,449

The accompanying notes are an integral part of these financial statements.

4

MP VALUE FUND 7, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2012

Balance at July 1, 2011	$1,293,171
Distributions	(115,294)
Net increase in net assets from operations	258,449
Balance at June 30, 2012	$1,436,326

The accompanying notes are an integral part of these financial statements.

5

MP VALUE FUND 7, LLC

STATEMENT OF CASH FLOWS

Year Ended June 30, 2012

Cash flows from operating activities:
Net increase in net assets from operations	$258,449
Adjustments to reconcile net increase in net assets from
Operations to net cash from operating activities:
Realized gain on sale of investments	(76,634)
Proceeds from sale of investments	567,661
Return of capital	303,262
Purchase of investments	(478,110)
Unrealized gain on investments, net	(90,640)
Change in assets and liabilities:
Due from related entities	(5,636)
Other assets	74,053
Accounts payable and accrued liabilities	(1,466)
Net cash from operating activities	550,939
Cash flows from financing activities:
Net repayments on margin loans	(199,757)
Distributions	(115,294)
Net cash from financing activities	(315,051)
Net increase in cash and cash equivalents	235,888
Cash and cash equivalents, beginning of year	48,165
Cash and cash equivalents, end of year	$284,053
Additional cash flow information:
Interest paid	$2,056

The accompanying notes are an integral part of these financial statements.

6

MP VALUE FUND 7, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

MP Value Fund 7, LLC (the “Fund”) is a California limited liability company that was organized on December 8, 1998. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 76 members as of June 30, 2012.

The Agreement of the Fund (the “Agreement”) is dated and effective as of May 8, 2000. The Agreement was last amended on January 11, 2012, to authorize the manager of the Fund to contribute all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2099.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

7

MP VALUE FUND 7, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs and pricing that is observed in the marketplace. Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities that the Fund invests in are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.

8

MP VALUE FUND 7, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2012, financial statements for subsequent events through October 15, 2012, the date the financial statements were available to be issued.

9

MP VALUE FUND 7, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 2 – NET ASSETS

Through June 30, 2012, the Members have cumulative contributed capital of $2,852,000.

Income and losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. Distributions of $115,294 were made during the year ended June 30, 2012.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value as of June 30, 2012:
Asset Type	Beginning Balance	Purchases	Proceeds	Return of Capital	Realized Gain	Unrealized Gain/(Loss)	Ending Balance
Public REIT	$648,667	$92,788	$(284,875)	$-	$1,169	$(25,328)	$432,421
Private REIT	100,082	83,381	-	-	-	(78,900)	104,563
LP Interest	427,189	249,953	(282,786)	(303,262)	75,465	158,271	324,830
Investment Trust	-	51,988	-	-	-	23,507	75,495
Note	50,000	-	-	-	-	-	50,000
Claim	144,510	-	-	-	-	13,090	157,600
Total	$1,370,448	$478,110	$(567,661)	$(303,262)	$76,634	$90,640	$1,144,909

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

10

MP VALUE FUND 7, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2012:
	Total	Level I	Level II	Level III
Public REIT	$432,421	$432,421	$-	$-
Private REIT	104,563	-	-	104,563
LP Interest	324,830	-	-	324,830
Investment Trust	75,495	-	-	75,495
Note	50,000	-	-	50,000
Claim	157,600	-	-	157,600
Total	$1,144,909	$432,421	$-	$712,488

The changes in investments classified as Level III are as follows:
Balance, July 1, 2011	$721,781
Purchases of investments	385,322
Proceeds from sales	(282,786)
Return of capital	(303,262)
Realized gain	75,465
Unrealized gain, net	115,968
Balance, June 30, 2012	$712,488
Changes in unrealized gain included in operations relating to investments still held at June 30, 2012	$64,324

11

MP VALUE FUND 7, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 4 – MARGIN LOANS

The Fund has a brokerage account in which it buys and sells securities. The provisions of the account allow the Fund to borrow between 50% and 75% of the equity of certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate payable monthly. As of June 30, 2012, the Fund had $301,619 of margin credit available. Interest expense incurred for the year ended June 30, 2012, was $2,056, and is recorded as part of operating expenses on the statement of operations.

NOTE 5 – RELATED PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2012 was $130,372. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2012, were $28,520, and are recorded as operating expenses on the statement of operations. Fees and expense reimbursements payable to the Manager and Adviser is $62 as of June 30, 2012, and is recorded as accounts payable and accrued liabilities on the statement of assets and liabilities.

Investments

The Fund has the following related investments:

Coastal Realty Business Trust (“CRBT”): CRBT is a Nevada business trust whose trustee is the Manager and whose beneficiaries are various funds managed by the Manager. Its purpose is to own various investments on behalf of such funds. Each CRBT Trust Series (“Series”) pools capital from several funds managed by the Manager and invests (generally) in shares of private real estate investment trusts (“REIT”) as provided for in the CRBT Trust Agreement. Each Series participant is limited by the terms of the agreement and, as such, an interest in a Series has no redemption rights.

The Fund has a 13.63% of interest in CRBT Series H-2 which invests in shares of a REIT which owns a real estate portfolio totaling 170 properties located in the United States and Canada. These properties include ski resorts, golf facilities, and amusement parks.

Lemon Creek Notes: These are general unsecured promissory notes of Lemon Creek Properties, Inc. (“LCP”), which is managed and controlled by affiliates of the Manager. As of June 30, 2012, LCP owned an office building in Moraga, California, a shopping center in Valencia, California, and an interest in a New Orleans, Louisiana development project, along with some other investments. In 2008 and 2010, LCP issued notes in exchange for shares of its common stock. The notes issued in 2008 currently accrue interest at 10% per annum. The notes issued in 2010 currently accrue interest at 7% per annum, and will increase to 10% starting in fiscal year 2013. The underlying notes mature at various dates between 2013 and 2015. Interest receivable on the outstanding note is $14,314 as of June 30, 2012, and is recorded as due from related entities on the statement of assets and liabilities.

12

MP VALUE FUND 7, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

MacKenzie Realty Capital, Inc.: This is a newly formed entity that intends to be regulated as a Business Development Company under the Investment Company Act of 1940, as amended. The Fund, along with other affiliates, purchased 4,000 shares of this entity to provide start-up funding for the entity. The entity is in the process of obtaining registration statement approval by the Securities Exchange Commission in order to sell its shares to the public, at which time the Fund intends to contribute all of its assets to the entity in exchange for shares. The Fund and other affiliates are currently the only shareholders in the entity.

MPF Hartford Limited Partnership: This partnership is a holding company formed solely for the purpose of owning units of One CityPlace Limited Partnership, an unaffiliated partnership not controlled by the Manager or its affiliates. One unit of MPF Hartford Limited Partnership is equivalent to the ownership of one unit of One CityPlace Limited Partnership.

NOTE 6 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to Members of the Fund.
Ratio to average net assets(1)
Total expenses	12.4%
Net investment income	6.7%
Total rate of return(2)	18.9%
(1)Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2012, the average net assets amounted to $1,364,749.
(2)An individual member’s return may vary from this return based on the timing of capital transactions.

13

Report of Independent Auditors and
Financial Statements

MPF Flagship Fund 9, LLC

June 30, 2012

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

www.MOSSADAMS.COM

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MPF Flagship Fund 9, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MPF Flagship Fund 9, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2012, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MPF Flagship Fund 9, LLC, (a California limited liability company) as of June 30, 2012, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Moss Adams LLP
San Francisco, California
October 15, 2012

1

MPF FLAGSHIP FUND 9, LLC

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012

ASSETS

Investments, at fair value (cost of $1,617,320)	$2,050,988

Cash and cash equivalents	11,189

Due from related entities	27,731

Total assets	$2,089,908

LIABILITIES AND NET ASSETS

Accounts payable and accrued liabilities	$17,457
Due to related entities	164,914
Related party loan payable	211,602

Total liabilities	393,973

Net assets	$1,695,935

The accompanying notes are an integral part of these financial statements.

2

MPF FLAGSHIP FUND 9, LLC

SCHEDULE OF INVESTMENTS

June 30, 2012

Name	Asset Type	Units	Cost	Fair Value	Percentage Net Assets
Maxus Realty Trust	Public REIT	19,200.00	$252,000	$229,632	13.5%
Total Public REIT			252,000	229,632	13.5
HinesREIT	Private REIT	2,692.31	8,723	13,650	0.8
MacKenzie Realty Capital, Inc.	Private REIT	4,000.00	40,000	12,440	0.7	*
Total Private REIT			48,723	26,090	1.5
Eastpark Executive Center, LLC	LP Interest	284,928.49	247,741	222,243	13.1	*
Inland Land Appreciation I	LP Interest	35.78	27,574	5,123	0.3
Inland Land Appreciation II	LP Interest	210.97	200,417	28,449	1.7
Post Street Renaissance Ptrs	LP Interest	9.10	270,956	177,844	10.5
Post Street Renaissance Ptrs- Cl D	LP Interest	11.60	107,439	542,116	32.0
Total LP Interests			854,127	975,775	57.6
Coastal Realty Business Tr- Ser Q	Investment Trust	10.00	92,839	467,341	27.6	*
Total Investment Trust			92,839	467,341	27.6
Lemon Creek Note	Note	1.00	100,000	100,000	5.9	*
Total Note			100,000	100,000	5.9
Skybridge Loan	Claim		213,847	200,000	11.8
Skybridge Loan #2	Claim		55,784	52,150	3.1
Total Claim			269,631	252,150	14.9
Total			$1,617,320	$2,050,988	121.0%
* Investment in related parties

The accompanying notes are an integral part of these financial statements.

3

MPF FLAGSHIP FUND 9, LLC

STATEMENT OF OPERATIONS

Year Ended June 30, 2012

Investment income
Dividend and distribution income	$3,526
Other investment income	7,232
Interest and other income	10,028
Total investment income	20,786

Expenses
Research fee	22,279
Investment advisory fee	40,480
Administration fee	29,705
Operating	39,125
Interest	24,680
Total expenses	156,269
Net investment loss	(135,483)
Realized and unrealized gain from investment activities
Realized gain on sale of investments	25,753
Unrealized gain on investments, net	441,714
Net realized and unrealized gain from investments	467,467
Net increase in net assets from operations	$331,984

The accompanying notes are an integral part of these financial statements.

Page

4

MPF FLAGSHIP FUND 9, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2012

Balance at July 1, 2011	$1,363,951
Net increase in net assets from operations	331,984
Balance at June 30, 2012	$1,695,935

The accompanying notes are an integral part of these financial statements.

5

MPF FLAGSHIP FUND 9, LLC

STATEMENT OF CASH FLOWS

Year Ended June 30, 2012

Cash flows from operating activities:
Net increase in net assets from operations	$331,984
Adjustments to reconcile net increase in net assets from operations to net cash from operating activities:
Realized gain on sale of investments	(25,753)
Proceeds from sale of investments	102,884
Distributions from investments	2,184
Purchase of investments	(48,723)
Unrealized gain on investments, net	(441,714)
Change in assets and liabilities: Due from related entities	(10,375)
Other assets	26,252
Accounts payable and accrued liabilities	(9,579)
Due to related entities	72,268
Net cash from operating activities	(572)
Cash flows from financing activities:
Net payments on loans payable	(9,398)
Net cash from financing activities	(9,398)
Net decrease in cash and cash equivalents	(9,970)
Cash and cash equivalents, beginning of year	21,159
Cash and cash equivalents, end of year	$11,189
Additional cash flow information: Interest paid	$30,702

The accompanying notes are an integral part of these financial statements.

6

MPF FLAGSHIP FUND 9, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

MPF Flagship Fund 9, LLC (the “Fund”) is a California limited liability company that was organized on April 20, 2004. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property located in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 80 members as of June 30, 2012.

The Agreement of the Fund (the “Agreement”) is dated and effective as of May 15, 2004. The Agreement was last amended on January 1, 2012, to authorize the manager of the Fund to contribute all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2099.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses, and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs which could include pricing that is observed in the marketplace.

7

MPF FLAGSHIP FUND 9, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

8

MPF FLAGSHIP FUND 9, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2012, financial statements for subsequent events through October 15, 2012, the date the financial statements were available to be issued.

NOTE 2 – NET ASSETS

Through June 30, 2012, the Members have contributed cumulative capital of $2,970,500.

Income and losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. There were no distributions made to Members during the year ended June 30, 2012.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value as of June 30, 2012:

9

MPF FLAGSHIP FUND 9, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Asset Type	Beginning Balance	Purchase	Proceeds	Return of Capital	Realized Gain	Unrealized Gain/(Loss)	Ending Balance

Public REIT	$148,801	$-	$-	$-	$-	$80,831	$229,632
Private REIT	65,287	48,723	(61,978)	-	9,337	(35,279)	26,090
LP Interest	773,612	-	(40,906)	(2,184)	16,416	228,837	975,775
Investment Trust	320,957	-	-	-	-	146,384	467,341
Note	100,000	-	-	-	-	-	100,000
Claim	231,209	-	-	-	-	20,941	252,150
Total	$1,639,866	$48,723	$(102,884)	$(2,184)	$25,753	$441,714	$2,050,988

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

10

MPF FLAGSHIP FUND 9, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

The following table summarizes the valuation of the Fund’s investments as of June 30, 2012:

	Total	Level I	Level II	Level III
Public REIT	$229,632	$-	$229,632	$-
Private REIT	26,090	-	-	26,090
LP Interest	975,775	-		975,775
Investment Trust	467,341	-	-	467,341
Note	100,000	-		100,000
Claim	252,150	-	-	252,150
Total	$2,050,988	$-	$229,632	$1,821,356

The changes in investments classified as Level III are as follows:

Balance, July 1, 2011	$1,491,065
Purchases of investments	48,723
Proceeds from sales	(102,884)
Return of capital	(2,184)
Total realized gain	25,753
Total unrealized gain	360,883

Balance at June 30, 2012	$1,821,356

Changes in unrealized gain included in operations relating to investments still held at June 30, 2012	$350,192

NOTE 4 – MARGIN LOANS

The Fund has a brokerage account in which it buys and sells securities. The provisions of the account allow the Fund to borrow between 50% and 75% of the equity of certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate payable monthly. As of June 30, 2012, the Fund had $663 of margin credit available.

NOTE 5 – RELATED PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2012, was $92,464. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2012, were $29,705, and are recorded as operating expenses on the statement of operations. Fees and expense reimbursements payable to the Manager and Adviser was $164,914 as of June 30, 2012, and is recorded as due to related entities on the statement of assets and liabilities.

11

MPF FLAGSHIP FUND 9, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Loan Payable

The Fund had promissory notes executed in previous years in the combined amount of $221,000 in favor of MPF Sr. Note Program II, LP, a fund controlled by the Manager. The notes bore interest at 12% and were payable on demand. The promissory notes were repaid in full in June 2012. Interest expense for the year ended June 30, 2012, was $24,090, and is recorded as interest expense on the statement of operations.

During June 2012, the Fund executed a promissory note in the amount of $211,602 in favor of the Manager. The note bears interest at 6% and is payable on demand. As of June 30, 2012, the loan balance was $211,602. Interest expense for the year ended June 30, 2012, was $590, and is recorded as interest expense on the statement of operations.

Investments

The Fund has the following related party investments:

Coastal Realty Business Trust (“CRBT”): CRBT is a Nevada business trust whose trustee is the Manager and whose beneficiaries are various funds managed by the Manager. Its purpose is to own various investments on behalf of such funds. Each CRBT Trust Series (“Series”) pools capital from several funds managed by the Manager and invests (generally) in shares of private real estate investment trusts (“REIT”) as provided for in the CRBT Trust Agreement. Each Series participant is limited by the terms of the agreement and, as such, an interest in a Series has no redemption rights. The Fund has a 5.3% of interest in CRBT Series Q of the trust, which invests in Post Street Renaissance Partners, LP Class D.

Eastpark Executive Center, LLC: The Manager is the manager of this company, which owns an office building in North Carolina. The Fund and other funds managed by the Manager own 100% of the equity in this company, which they acquired after obtaining a deed in lieu of foreclosure in exchange for certain loans made to the former owner, which were secured by the property.

Lemon Creek Notes: These are general unsecured promissory notes of Lemon Creek Properties, Inc. (“LCP”), which is managed and controlled by affiliates of the Manager. As of June 30, 2012, LCP owned an office building in Moraga, California, a shopping center in Valencia, California, and an interest in a New Orleans, Louisiana, development project, along with some other investments. In 2008 and 2010, LCP issued notes in exchange for shares of its common stock. The notes issued in 2008 currently accrue interest at 10% per annum. The notes issued in 2010 currently accrue interest at 7% per annum, and will increase to 10% starting in fiscal year 2013. The underlying notes mature at various dates between 2013 and 2015. Interest receivable on the outstanding note is $27,781 as of June 30, 2012, and is recorded as due from related entities on the statement of assets and liabilities.

MacKenzie Realty Capital, Inc.: This is a newly-formed entity that intends to be regulated as a Business Development Company under the Investment Company Act of 1940, as amended. The Fund, along with other affiliates, purchased 4,000 shares of this entity to provide start-up funding for the entity. The entity is in the process of obtaining registration statement approval by the Securities Exchange Commission in order to sell its shares to the public; at which time, the Fund intends to contribute all of its assets to the entity in exchange for shares. The Fund and other affiliates are currently the only shareholders in the entity.

12

MPF FLAGSHIP FUND 9, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 6 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to members of the Fund.

Ratio to average net assets (1)
Operating expenses	10.2%
Net investment loss	-8.9%
Total rate of return (2)	21.7%

(1)	Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2012, the average net assets amounted to $1,529,943.
(2)	An individual member’s return may vary from this return based on the timing of capital transactions.

13

Report of Independent Auditors and
Financial Statements

MP Income Fund 20, LLC

June 30, 2012

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

www.MOSSADAMS.com

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MP Income Fund 20, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MP Income Fund 20, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2012, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MP Income Fund 20, LLC, (a California limited liability company) as of June 30, 2012, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Moss Adams LLP
San Francisco, California
October 15, 2012

1

MLP INCOME FUND 20, LLC

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2012

ASSETS

Investments, at fair value (cost of $460,437)	$315,055
Cash and cash equivalents	2,741
Due from related parties	23

Total assets	$317,819

LIABILITIES AND NET ASSETS
Margin loans	$8,103
Due to related entities	348

Total liabilities	8,451

Total net assets	$309,368

The accompanying notes are an integral part of these financial statements.

2

MP INCOME FUND 20, LLC

SCHEDULE OF INVESTMENTS

June 30, 2012

Name	Asset Type	Shares/Units	Cost	Fair Value	Percentage Net Assets

CommonWealth REIT	Public REIT	2,600.00	$49,073	$49,712	16.1%
Total Public REIT			49,073	49,712	16.1

MacKenzie Realty Capital, Inc.	Private REIT	4,000.00	40,000	12,440	4.0 *
Total Private REIT			40,000	12,440	4.0
Del Taco Restaurant Prop I	LP Interest	94.00	48,642	61,476	19.9
Del Taco Restaurant Prop III	LP Interest	620.00	81,019	122,679	39.7
Rancon Realty Fund IV	LP Interest	276.00	217,488	57,891	18.7
Uniprop Income Fund II	LP Interest	2,350.00	24,215	10,857	3.5
Total LP Interest			371,364	252,903	81.8
Total			$460,437	$315,055	101.9%

* Investment in related party.

The accompanying notes are an integral part of these financial statements.

3

MP INCOME FUND 20, LLC

STATEMENT OF OPERATIONS

Year Ended June 30, 2012

Investment income
Dividend and distribution income	$38,611
Total investment income	38,611

Expenses
Investment advisory fee	7,401
Administration fee	4,934
Manager fee	4,611
Operating	24,545
Total expenses	41,491
Net investment loss	(2,880)

Realized and unrealized gain (loss) from investments
Realized gain on sale of investments	41,349
Unrealized loss on investments, net	(73,858)
Net realized and unrealized loss from investments	(32,509)
Net decrease in net assets from operations	$(35,389)

The accompanying notes are an integral part of these financial statements.

4

MP INCOME FUND 20, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2012

Balance at July 1, 2011	$367,463
Distributions	(22,706)
Net decrease in net assets from operations	(35,389)
Balance at June 30, 2012	$309,368

The accompanying notes are an integral part of these financial statements.

5

MP INCOME FUND 20, LLC

STATEMENT OF CASH FLOWS

Year Ended June 30, 2012

Cash flows from operating activities:
Net decrease in net assets from operations	$(35,389)
Adjustments to reconcile net decrease in net assets from
Operations to net cash from operating activities:
Realized gain on sale of investments	(41,349)
Proceeds from sale of investments	198,390
Purchase of investments	(192,203)
Unrealized loss on investments, net	73,858
Change in assets and liabilities:
Due from related entities	(23)
Other assets	1,152
Due to related entities	(13)
Net cash from operating activities	4,423
Cash flows from financing activities:
Net borrowing on margin loans	8,103
Distributions	(22,706)
Net cash from financing activities	(14,603)
Net decrease in cash and cash equivalents	(10,180)
Cash and cash equivalents, beginning of year	12,921
Cash and cash equivalents, end of year	$2,741

The accompanying notes are an integral part of these financial statements.

6

MP INCOME FUND 20, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

MP Income Fund 20, LLC (the “Fund”) is a California limited liability company that was organized on November 25, 2002. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 58 members as of June 30, 2012.

The Agreement of the Fund (the “Agreement”) is dated and effective as of December 1, 2002. The Agreement was last amended on January 11, 2012, to authorize the manager of the Fund to contribute all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2099.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

7

MP INCOME FUND 20, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs which could include pricing that is observed in the marketplace. Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.

8

MP INCOME FUND 20, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2012, financial statements for subsequent events through October 15, 2012, the date the financial statements were available to be issued.

9

MP INCOME FUND 20, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012
NOTE 2 – NET ASSETS

Through June 30, 2012, the Members have contributed cumulative capital of $1,892,000.

Income and losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. Distributions totaling $22,706 were made during the year ended June 30, 2012.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value as of June 30, 2012:
Asset Type	Beginning Balance	Purchases	Proceeds	Realized Gain	Unrealized Gain/(Loss)	Ending Balance
Public REIT	$1,919	$142,128	$(107,222)	$10,242	$2,645	$49,712
Private REIT	-	40,000	-	-	(27,560)	12,440
LP Interest	351,832	10,075	(91,168)	31,107	(48,943)	252,903
Total	$353,751	$192,203	$(198,390)	$41,349	$(73,858)	$315,055

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

10

MP INCOME FUND 20, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2012:

	Total	Level I	Level II	Level III
Public REIT	$49,712	$49,712	$-	$-
Private REIT	12,440	-	-	12,440
LP Interest	252,903	-	-	252,903
Total	$315,055	$49,712	$-	$265,343

The changes in investments classified as Level III are as follows:

Balance, July 1, 2011	$351,832
Purchases of investments	50,075
Proceeds from sales	(91,168)
Realized gain	31,107
Unrealized loss, net	(76,503)
Balance, June 30, 2012	$265,343
Changes in unrealized loss included in operations relating to investments still held at June 30, 2012	$(53,985)

NOTE 4 – MARGIN LOAN

The Fund has a brokerage account in which it buys and sells securities. The provisions of the account allow the Fund to borrow between 50% and 75% of the equity of certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate of 2.5%, payable monthly. As of June 30, 2012, the Fund had $31,681 of margin credit available. Interest expense incurred for the year ended June 30, 2012, was $102, and is recorded as operating expenses on the statement of operations.

11

MP INCOME FUND 20, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012
NOTE 5 – RELATED PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2012, was $16,946. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2012, were $18,919, and are recorded as operating expenses on the statement of operations. Fees and expense reimbursements payable to the Manager and Adviser is $348 as of June 30, 2012, and is recorded as due to related entities on the statement of assets and liabilities.

Investments

MacKenzie Realty Capital, Inc.: This is a newly-formed entity that intends to be regulated as a Business Development Company under the Investment Company Act of 1940, as amended. The Fund, along with other affiliates, purchased 4,000 shares of this entity to provide start-up funding for the entity. The entity is in the process of obtaining registration statement approval by the Securities Exchange Commission in order to sell its shares to the public; at which time, the Fund intends to contribute all of its assets to the entity in exchange for shares. The Fund and other affiliates are currently the only shareholders in the entity.

NOTE 6 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to Members of the Fund.

Ratio to average net assets(1)
Total expenses	12.3%
Net investment loss	-0.9%
Total rate of return(2)	-10.5%
(1)Average members’ equity was derived from beginning and ending net assets for the year. For the year ended June 30, 2012, the average net assets amounted to $338,416.
(2)Total return is calculated based upon the change in value of the net assets. An individual member’s return may vary from this return based on the timing of capital transactions.

12

Report of Independent Auditors and
Financial Statements

MacKenzie Patterson Special
Fund 6, LLC

June 30, 2012

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

www.MOSSADAMS.COM

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MacKenzie Patterson Special Fund 6, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MacKenzie Patterson Special Fund 6, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2012, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MacKenzie Patterson Special Fund 6, LLC, (a California limited liability company) as of June 30, 2012, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Moss Adams LLP
San Francisco, California
October 15, 2012

1

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012

ASSETS

Investments, at fair value (cost of $1,249,577)	$714,373

Cash and cash equivalents	71,375

Due from related entities	27,384

Other assets	1,626

Total assets	$814,758

LIABILITIES AND NET ASSETS

Margin loans	$59,554

Total liabilities	59,554

Net assets	$755,204

The accompanying notes are an integral part of these financial statements.

2

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

SCHEDULE OF INVESTMENTS

June 30, 2012

Name	Asset Type	Units	Cost	Fair Value	Percentage Net Assets
Ashford Hospitality Trust	Public REIT	11,000.00	$96,947	$92,730	12.3%
MPG Office Trust, Inc.	Public REIT	8,700.00	222,844	17,487	2.3
Total Public REIT			319,791	110,217	14.6
Bella Vista Capital, Inc.	Private REIT	65,115.00	154,658	39,069	5.2
Corporate Property Assoc 15	Private REIT	6,935.00	70,588	78,782	10.4
FSP Phoenix Tower	Private REIT	1.00	36,520	67,000	8.9
MacKenzie Realty Capital, Inc.	Private REIT	4,000.00	40,000	12,440	1.6	*
Total Private REIT			301,766	197,291	26.1
DiVall Insured Income Prop 2	LP Interest	147.63	49,693	37,646	5.0
Inland Land Appreciation Fund I	LP Interest	113.59	85,219	16,265	2.1
MPF Hartford, LP	LP Interest	1.50	35,312	23,400	3.1	*
MPF Pacific Gateway - Class B	LP Interest	15.00	30,456	12,825	1.7	*
Rancon Realty Fund V, LP	LP Interest	524.00	255,135	112,398	14.9
Total LP Interests			455,815	202,534	26.8
Coastal Realty Bus Tr-Ser H-2	Investment Trust	14,510.64	72,205	104,331	13.8	*
Total Investment Trust			72,205	104,331	13.8
Lemon Creek Note	Note	1.00	100,000	100,000	13.2	*
Total Note			100,000	100,000	13.2
Total			$1,249,577	$714,373	94.5%
* Investment in related parties

The accompanying notes are an integral part of these financial statements.

3

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

STATEMENT OF OPERATIONS

Year Ended June 30, 2012

Investment income
Dividend and distribution income	$33,422
Other investment income	12,573
Interest and other income	10,033
Total investment income	56,028

Expenses
Research fee	26,165
Investment advisory fee	50,850
Administration fee	35,005
Operating	44,674
Total expenses	156,694
Net investment loss	(100,666)
Realized and unrealized gain (loss) from investment activities
Realized loss on sale of investments, net	(77,919)
Unrealized gain on investments, net	152,293
Net realized and unrealized gain from investments	74,374
Net decrease in net assets from operations	$(26,292)

The accompanying notes are an integral part of these financial statements.

  4

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2012

Balance at July 1, 2011	$781,496
Net decrease in net assets from operations	(26,292)
Balance at June 30, 2012	$755,204

The accompanying notes are an integral part of these financial statements.

5

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

STATEMENT OF CASH FLOWS

Year Ended June 30, 2012

Cash flows from operating activities:
Net decrease in net assets from operations	$(26,292)
Adjustments to reconcile net decrease in net assets from operations to net cash from operating activities:
Realized loss on sale of investments, net	77,919
Proceeds from sale of investments	415,041
Distributions from investments	218,334
Purchase of investments	(279,740)
Unrealized gain on investments, net	(152,293)
Change in assets and liabilities: Due from related entities	(10,028)
Other assets	3,674
Net cash from operating activities	246,615
Cash flows from financing activities:
Borrowing on related party note	25,000
Repayment on related party note	(25,000)
Net repayments on margin loans	(176,939)
Net cash from financing activities	(176,939)
Net increase in cash and cash equivalents	69,676
Cash and cash equivalents, beginning of year	1,699
Cash and cash equivalents, end of year	$71,375
Additional cash flow information: Interest paid	$4,459

The accompanying notes are an integral part of these financial statements.

6

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

Mackenzie Patterson Special Fund 6, LLC (the “Fund”) is a California limited liability company that was organized on August 16, 2000. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 80 members as of June 30, 2012.

The Agreement of the Fund (the “Agreement”) is dated and effective as of September 1, 2000. The Agreement was last amended on January 11, 2012, to authorize the manager of the Fund to contribute all of the assets of the Fund to a newly formed entity, MacKenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2099.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

7

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs which could include pricing that is observed in the marketplace. Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows including the cash flows of underlying real property and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.

8

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2012, financial statements for subsequent events through October 15, 2012, the date the financial statements were available to be issued.

9

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 2 – NET ASSETS

Through June 30, 2012, the Members have cumulative contributed capital of $3,500,500.

Income and losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. There were no distributions paid in the year ended June 30, 2012.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value as of June 30, 2012:

Asset Type	Beginning Balance	Purchase	Proceeds	Return of Capital	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Ending Balance

Public REIT	$366,332	$96,947	$(334,048)	$-	$(104,817)	$85,803	$110,217
Private REIT	154,695	110,588	-	-	-	(67,992)	197,291
LP Interest	372,607	-	(80,993)	(218,334)	26,898	102,356	202,534
Investment Trust	-	72,205	-	-	-	32,126	104,331
Note	100,000	-	-	-	-	-	100,000
Total	$993,634	$279,740	$(415,041)	$(218,334)	$(77,919)	$152,293	$714,373

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

10

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2012:

	Total	Level I	Level II	Level III
Public REIT	$110,217	$110,217	$-	$-
Private REIT	197,291	-	-	197,291
LP Interest	202,534	-	-	202,534
Investment Trust	104,331	-	-	104,331
Note	100,000	-	-	100,000
Total	$714,373	$110,217	$-	$604,156

The changes in investments classified as Level III are as follows:

Balance, July 1, 2011	$627,302
Purchases of investments	182,793
Proceeds from sales	(80,993)
Return of capital	(218,334)
Total realized gains, net	26,898
Total unrealized gains, net	66,490

Balance, June 30, 2012	$604,156

Changes in unrealized gain included in operations relating to investments still held at June 30, 2012	$81,488

11

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 4 – MARGIN LOANS

The Fund has a brokerage account in which it buys and sells securities. The provisions of the account allow the Fund to borrow between 50% and 75% of the equity of certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate of 2.5%, payable monthly. As of June 30, 2012, the Fund had $14,431 of margin credit available. Interest expense incurred for the year ended June 30, 2012 was $4,180, and is recorded as operating expenses on the statement of operations.

NOTE 5 – RELATED PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2012 were $112,020. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2012, were $35,005, and are recorded as operating expenses on the statement of operations.

Loan Payable

During August 2011, the Fund executed a promissory note in the amount of $25,000 in favor of MPF Sr. Note Program II, LP, a fund controlled by the Manager. The note bore interest at 12% and was payable on demand. The note was repaid in full during September 2011. Interest expense for the year ended June 30, 2012, was $279, and is included as operating expenses in the statement of operations.

Investments

The Fund has the following related investments:

Coastal Realty Business Trust (“CRBT”): CRBT is a Nevada business trust whose trustee is the Manager and whose beneficiaries are various funds managed by the Manager. Its purpose is to own various investments on behalf of such funds. Each CRBT Trust Series (“Series”) pools capital from several funds managed by the Manager and invests (generally) in shares of private real estate investment trusts (“REIT”) as provided for in the CRBT Trust Agreement. Each Series participant is limited by the terms of the agreement and, as such, an interest in a Series has no redemption rights.

The Fund has an 18.84% interest in CRBT Series H-2 which invests in shares of a REIT which owns a real estate portfolio totaling 170 properties located in the United States and Canada. These properties include ski resorts, golf facilities, and amusement parks.

12

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Lemon Creek Notes: These are general unsecured promissory notes of Lemon Creek Properties, Inc. (“LCP”), which is managed and controlled by affiliates of the Manager. As of June 30, 2012, LCP owned an office building in Moraga, California, a shopping center in Valencia, California, and an interest in a New Orleans, Louisiana development project, along with some other investments. In 2008 and 2010, LCP issued notes in exchange for shares of its common stock. The notes issued in 2008 currently accrue interest at 10% per annum. The notes issued in 2010 currently accrue interest at 7% per annum, and will increase to 10% starting in fiscal year 2013. The underlying notes mature at various dates between 2013 and 2015. Interest receivable on the outstanding note is $27,384 as of June 30, 2012, and is recorded as due from related entities on the statement of assets and liabilities.

MacKenzie Realty Capital, Inc.: This is a newly-formed entity that intends to be regulated as a Business Development Company under the Investment Company Act of 1940, as amended. The Fund, along with other affiliates, purchased 4,000 shares of this entity to provide start-up funding for the entity. The entity is in the process of obtaining registration statement approval by the Securities Exchange Commission in order to sell its shares to the public, at which time, the Fund intends to contribute all of its assets to the entity in exchange for shares. The Fund and other affiliates are currently the only shareholders in the entity.

MPF Hartford Limited Partnership: This partnership is a holding company formed solely for the purpose of owning units of One CityPlace Limited Partnership, an unaffiliated partnership not controlled by the Manager or its affiliates. One unit of MPF Hartford Limited Partnership is equivalent to the ownership of one unit of One CityPlace Limited Partnership.

MPF Pacific Gateway, LLC: This is a holding company that owns an investment in a REIT liquidating trust. MPF Pacific Gateway, LLC, is managed by the Manager.

NOTE 6 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to Members of the Fund.

Ratio to average net assets (1)
Total expenses	20.4%
Net investment loss	-13.1%
Total rate of return (2)	-3.4%

(1)	Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2012, the average net assets amounted to $768,350.
(2)	An individual member’s return may vary from this return based on the timing of capital transactions.

13

Report of Independent Auditors and
Financial Statements

MP Income Fund 16, LLC

June 30, 2011

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

www.MOSSADAMS.COM

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MP Income Fund 16, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MP Income Fund 16, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2011, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MP Income Fund 16, LLC, (a California limited liability company) as of June 30, 2011, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As described in Note 8 to the financial statements, the Fund has restated its financial statements.

As discussed in Note 7 to the financial statements, on February 28, 2013, the Fund contributed substantially all of its assets to Mackenzie Realty Capital, Inc., in exchange for shares of its common stock.

/s/ Moss Adams LLP
San Francisco, California
May 17, 2013

  1

MP INCOME FUND 16, LLC

STATEMENT OF ASSETS AND LIABILITIES
(Restated)

June 30, 2011

Investments, at fair value (cost of $1,194,811)	$809,137
Cash and cash equivalents	12,313
Due from related entities	8,678
Other assets	1,750

Total assets	$831,878

LIABILITIES AND NET ASSETS

Margin loans	$20,481
Due to related entities	344

Total liabilities	20,825

Net assets	$811,053

The accompanying notes are an integral part of these financial statements.

  2

MP INCOME FUND 16, LLC

SCHEDULE OF INVESTMENTS
(Restated)

June 30, 2011

Name	Asset Type	Units	Cost	Fair Value	Percentage Net Assets
FelCor Lodgning Tr., Inc.	Public REIT	6,400.00	$109,787	$34,112	4.2%
MHI Hospitality Corporation	Public REIT	8,000.00	79,866	23,360	2.9
MPG Office Trust, Inc.	Public REIT	4,300.00	162,077	12,298	1.5
Post Properties, Inc.	Public REIT	920.00	41,850	37,499	4.6
Total Public REIT			393,580	107,269	13.2
T REIT, Inc.	Private REIT	9,404.50	11,275	1,244	0.2
Total Public REIT			11,275	1,244	0.2
250 West 57th Street Associates	LP Interest	0.50	14,018	41,825	5.2
AEI Net Lease Inc & Growth XIX	LP Interest	1.70	276	289	0.0
AEI Net Lease Inc & Growth XX	LP Interest	16.00	10,921	11,680	1.4
Brown Place Hotel Associates	LP Interest	0.25	30,073	25,000	3.1
Civic Center, LP	LP Interest	2.00	67,480	157,072	19.4
Divall Insured Income Prop 2, LP	LP Interest	554.70	204,199	127,581	15.7
MPF Hartford, LP	LP Interest	1.50	209,822	120,000	14.8	*
MPF Pacific Gateway – Class B	LP Interest	8.21	28,808	3,077	0.4	*
Public Storage Properties V	LP Interest	66.00	68,042	93,876	11.6
Secured Income, LP	LP Interest	11,704.00	106,317	70,224	8.7
Total LP Interests			739,956	650,624	80.3
Lemon Creek Note	Note		50,000	50,000	6.2	*
Total Note			50,000	50,000	6.2
Total			$1,194,811	$809,137	99.9%
* Investment in related parties

The accompanying notes are an integral part of these financial statements.

3

MP INCOME FUND 16, LLC

STATEMENT OF OPERATIONS
(Restated)

Year Ended June 30, 2011

Investment income
Dividend and distribution income	$30,190
Other investment income	8,613
Interest and other income	4,542
Total investment income	43,345

Expenses
Investment advisory fee	30,269
Administration fee	20,180
Manager fee	10,998
Operating	26,511
Interest expense	147
Total expenses	88,105
Net investment loss	(44,760)
Realized and unrealized gain from investments
Realized gain on sale of investments, net	95,001
Unrealized gain on investments, net	67,895
Net realized and unrealized gain from investments	162,896
Net increase in net assets from operations	$118,136

The accompanying notes are an integral part of these financial statements.

4

MP INCOME FUND 16, LLC

STATEMENT OF CHANGES IN NET ASSETS
(Restated)

Year Ended June 30, 2011

Balance at July 1, 2010	$711,421
Distributions	(18,504)
Net increase in net assets from operations	118,136

Balance at June 30, 2011	$811,053

The accompanying notes are an integral part of these financial statements.

  5

MP INCOME FUND 16, LLC

STATEMENT OF CASH FLOWS
(Restated)

Year Ended June 30, 2011

Cash flows from operating activities:
Net increase in net assets from operations	$118,136
Adjustments to reconcile net increase in net assets from
operations to net cash from operating activities:
Realized gain on sale of investments, net	(95,001)
Return of capital	1,743
Proceeds from sale of investments	133,108
Purchase of investments	(33,993)
Unrealized gain of investments, net	(67,895)
Change in assets and liabilities:
Due from related entities	(4,536)
Other assets	(180)
Accounts payable and accrued liabilities	(7,320)
Due to related entities	344
Net cash from operating activities	44,406
Cash flows from financing activities:
Net repayments on margin loan	(23,162)
Distributions	(18,504)
Net cash from financing activities	(41,666)
Net increase in cash and cash equivalents	2,740
Cash and cash equivalents, beginning of year	9,573
Cash and cash equivalents, end of year	$12,313
Additional cash flow information:
Interest paid	$147

The accompanying notes are an integral part of these financial statements.

6

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

MP Income Fund 16, LLC (the “Fund”) is a California limited liability company that was organized on September 2, 1999. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 74 members as of June 30, 2011.

The Agreement of the Fund (the “Agreement”) is dated and effective as of October 1, 1999. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2099.

Subsequent to June 30, 2011, the Agreement was amended on January 11, 2012, to authorize the manager of the Fund to contribute substantially all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC common stock.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses, and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

  7

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs, which could include pricing that is observed in the marketplace. Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.

8

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2011, financial statements for subsequent events through May 17, 2013, the date the financial statements were available to be issued.

  9

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 2 – NET ASSETS

Through June 30, 2011, the Members have cumulative contributed capital of $2,446,000.

Net income and net losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. Distributions totaling $18,504 were paid during the year ended June 30, 2011.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value for the year ended June 30, 2011:

Asset Type	Beginning Balance	Purchases	Proceeds	Return of Capital	Realized Gain (Loss)	Unrealized Gain/(Loss)	Ending Balance
Public REIT	$ 100,019	$ 27,984	$ (131,791)	$ -	$ 98,167	$ 12,890	$ 107,269
Private REIT	1,881	-	-	-	-	(637)	1,244
LP Interests	595,199	6,009	(1,317)	(1,743)	(3,166)	55,642	650,624
Note	50,000	-	-	-	-	-	50,000
Total	$ 747,099	$ 33,993	$ (133,108)	$ (1,743)	$ 95,001	$ 67,895	$ 809,137

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

10

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 3 – INVESTMENTS (CONTINUED)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2011:

	Total	Level I	Level II	Level III
Public REIT	$ 107,269	$ 107,269	$ -	$ -
Private REIT	1,244	-	-	1,244
LP Interests	650,624	-	-	650,624
Note	50,000	-	-	50,000
Total	$ 809,137	$ 107,269	$ -	$ 701,868

The changes in investments classified as Level III are as follows:

Balance, July 1, 2010	$647,080
Purchases of investments	6,009
Proceeds from sales of investments	(1,317)
Return of capital	(1,743)
Realized loss on investments, net	(3,166)
Unrealized gain on investments, net	55,005

Balance, June 30, 2011	$701,868

Changes in unrealized gain included in operations relating to investments still held at June 30, 2011	$51,521

NOTE 4 – MARGIN LOANS

The Fund has a brokerage account in which it buys and sells securities. The provisions of the account allow the Fund to borrow between 50% and 75% of the equity of certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate of 2.5%, payable monthly. As of June 30, 2011, the Fund had $46,855 of margin credit available. Interest expense incurred for the year ended June 30, 2011, was $147, and is recorded as such on the statement of operations.

  11

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 5 – RELATED-PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2011, were $61,447. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2011, were $19,568, and are recorded as operating expenses on the statement of operations. Fees and expense reimbursements payable to the Manager and Adviser are $344 as of June 30, 2011, and are recorded within due to related entities on the statement of assets and liabilities.

Investments

The Fund has the following related-party investments:

Lemon Creek Notes: These are general unsecured promissory notes of Lemon Creek Properties, Inc. (“LCP”), which is managed and controlled by affiliates of the Manager. As of June 30, 2011, LCP owned an office building in Moraga, California, a shopping center in Valencia, California, and an interest in a New Orleans, Louisiana development project, along with some other investments. In 2008 and 2010, LCP issued notes in exchange for shares of its common stock. The notes issued in 2008 currently accrue interest at 10% per annum. The notes issued in 2010 currently accrue interest at 7% per annum, and will increase to 10% starting in fiscal year 2013. The underlying notes mature at various dates between 2013 and 2015. Interest receivable is $8,678 as of June 30, 2011, and is recorded as due from related entities on the statement of assets and liabilities.

MPF Hartford Limited Partnership: This partnership is a holding company formed solely for the purpose of owning units of One CityPlace Limited Partnership, an unaffiliated partnership not controlled by the Manager or its affiliates. One unit of MPF Hartford Limited Partnership is equivalent to the ownership of one unit of One CityPlace Limited Partnership.

MPF Pacific Gateway, LLC: This is a holding company that owns an investment in a REIT liquidating trust. The Company is managed by the Manager.

12

MP INCOME FUND 16, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 6 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to the Members of the Fund.

Ratio to average net assets (1)
Operating expenses	11.6%
Net investment loss	-5.9%
Total rate of return (2)	15.5%

(1)	Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2011, the average net assets amounted to $761,237.
(2)	Total return is calculated based upon the change in value of the net assets. An individual member’s return may vary from this return based on the timing of capital transactions.

NOTE 7 – SUBSEQUENT EVENT

According to the amended Agreement (see Note 1), the Fund contributed substantially all of its assets to MRC with an estimated fair value of $943,170 for 94,317 shares of MRC stock on February 28, 2013.

NOTE 8 – RESTATEMENT

In conjunction with the formation and capitalization of MRC, see Note 1 & 7, management reconsidered the modeling assumptions used to estimate the fair value of the Fund’s investment in Civic Center, LP, and determined that information was available that was not previously considered in the initial conclusion of fair value of this investment as of June 30, 2011. Taking this additional information into consideration, an adjustment to correct the estimated fair value for this investment was necessary as of June 30, 2011. The change in valuation conclusion reduced the investment balance, net assets, net gain from investments and net increase in net assets from operations by $352,499 in the Fund’s 2011 financial statements. Net investment income, realized gains, and net increase in cash and cash equivalents were unaffected.

13

Report of Independent Auditors and
Financial Statements

MP Income Fund 18, LLC

June 30, 2011

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

www.MOSSADAMS.COM

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MP Income Fund 18, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MP Income Fund 18, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2011, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MP Income Fund 18, LLC, (a California limited liability company) as of June 30, 2011, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6 to the financial statements, on February 28, 2013, the Fund contributed substantially all of its assets to Mackenzie Realty Capital, Inc., in exchange for shares of its common stock.

/s/ Moss Adams LLP
San Francisco, California
May 17, 2013

1

    MP INCOME FUND 18, LLC

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011

ASSETS

Investments, at fair value (cost of $517,735)	$734,063
Cash and cash equivalents	2,729
Other assets	4,432

Total assets	$741,224

LIABILITIES AND NET ASSETS

Due to related entities	$12,096

Total liabilities	12,096

Net assets	$729,128

The accompanying notes are an integral part of these financial statements.

2

MP INCOME FUND 18, LLC

SCHEDULE OF INVESTMENTS

June 30, 2011

Name	Asset Type	Units	Cost	Fair Value	Percentage Net Assets
Del Taco Restaurant Prop I	LP Interest	189.00	$ 82,954	$ 142,716	19.6%
DiVall Insured Income Prop II	LP Interest	128.00	36,767	29,440	4.0
Public Storage Properties V	LP Interest	277.00	252,275	393,994	54.0
Rancon Realty Fund V, LP	LP Interest	238.00	77,814	57,120	7.8
Secured Income, LP	LP Interest	13,896.00	6,948	83,376	11.4
Uniprop Income Fund II, LP	LP Interest	5,821.00	60,977	27,417	3.8
Total LP Interests			517,735	734,063	100.6
Total			$ 517,735	$ 734,063	100.6%

The accompanying notes are an integral part of these financial statements.

3

MP INCOME FUND 18, LLC

STATEMENT OF OPERATIONS

Year Ended June 30, 2011

Investment income
Dividend and distribution income	$50,921
Interest and other income	3
Total investment income	50,924

Expenses
Investment advisory fee	13,892
Administration fee	9,262
Manager fee	3,812
Operating	28,127
Total expenses	55,093
Net investment loss	(4,169)
Realized and unrealized gain (loss) from investment activities
Realized loss on sale of investments	(117,066)
Unrealized gain on investments	318,621
Net realized and unrealized gain from investments	201,555
Net increase in net assets from operations	$197,386

The accompanying notes are an integral part of these financial statements.

4

MP INCOME FUND 18, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2011

Balance at July 1, 2010	$541,012
Distributions	(9,270)
Net increase in net assets from operations	197,386

Balance at June 30, 2011	$729,128

The accompanying notes are an integral part of these financial statements.

5

MP INCOME FUND 18, LLC

STATEMENT OF CASH FLOWS

Year Ended June 30, 2011

Cash flows from operating activities:
Net increase in net assets from operations	$197,386
Adjustments to reconcile net increase in net assets from
operations to net cash from operating activities:
Realized loss on sale of investments	117,066
Proceeds from sale of investments	4,540
Unrealized gain of investments	(318,621)
Change in assets and liabilities:
Other assets	1,385
Due to related entities	(1,961)
Net cash from operating activities	(205)

Cash flows from financing activities:
Distributions	(9,270)
Net cash from financing activities	(9,270)
Net increaes in cash and cash equivalents	(9,475)
Cash and cash equivalents, beginning of year	12,204
Cash and cash equivalents, end of year	$2,729

The accompanying notes are an integral part of these financial statements.

  6

MP INCOME FUND 18, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

MP Income Fund 18, LLC (the “Fund”) is a California limited liability company that was organized on June 13, 2001. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 56 members as of June 30, 2011.

The Agreement of the Fund (the “Agreement”) is dated and effective as of August 1, 2001. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2099.

Subsequent to June 30, 2011, the Agreement was amended on January 11, 2012, to authorize the manager of the Fund to contribute substantially all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC common stock.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses, and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

7

MP INCOME FUND 18, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs, which could include pricing that is observed in the marketplace. Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.

8

MP INCOME FUND 18, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2011, financial statements for subsequent events through May 17, 2013, the date the financial statements were available to be issued.

9

MP INCOME FUND 18, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 2 – NET ASSETS

Through June 30, 2011, the Members have cumulative contributed capital of $2,362,500.

Net income and net losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. Distributions of $9,270 were made during the year ended June 30, 2011.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value for the year ended June 30, 2011:

Asset Type	Beginning Balance	Proceeds	Realized Loss	Unrealized Gain	Ending Balance
LP Interests	$ 537,048	$ (4,540)	$ (117,066)	$ 318,621	$ 734,063
Total	$ 537,048	$ (4,540)	$ (117,066)	$ 318,621	$ 734,063

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

10

MP INCOME FUND 18, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 3 – INVESTMENTS (CONTINUED)

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2011:

	Total	Level I	Level II	Level III
LP Interests	$ 734,063	$ -	$ -	$ 734,063
Investments	$ 734,063	$ -	$ -	$ 734,063

The changes in investments classified as Level III are as follows:

Balance, July 1, 2010	$ 537,048
Proceeds from sales	(4,540)
Total realized loss	(117,066)
Total unrealized gain, net	318,621

Balance, June 30, 2011	$ 734,063

Changes in unrealized gain included in operations relating to investments still held at June 30, 2011	$ 197,014

  11

MP INCOME FUND 18, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 4 – RELATED-PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2011, was $26,966. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2011, were $23,625, and are recorded as operating expenses on the statement of operations. Fees and expense reimbursements payable to the Manager and Adviser are $12,096 as of June 30, 2011, and are recorded within due to related entities on the statement of assets and liabilities.

NOTE 5 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to the Members of the Fund.

Ratio to average net assets (1)
Total expenses	8.7%
Net investment loss	-0.7%
Total rate of return (2)	31.1%

(1)	Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2011, the average net assets amounted to $635,070.
(2)	Total return is calculated based upon the change in value of the net assets. An individual member’s return may vary from this return based on the timing of capital transactions.

NOTE 6 – SUBSEQUENT EVENT

According to the amended Agreement (see Note 1), the Fund contributed substantially all of its assets to MRC with an estimated fair value of $757,900 for 75,790 shares of MRC stock on February 28, 2013.

  12

Report of Independent Auditors and
Financial Statements

MP Income Fund 19, LLC

June 30, 2011

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

www.MOSSADAMS.COM

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MP Income Fund 19, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MP Income Fund 19, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2011, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MP Income Fund 19, LLC, (a California limited liability company) as of June 30, 2011, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6 to the financial statements, on February 28, 2013, the Fund contributed substantially all of its assets to Mackenzie Realty Capital, Inc., in exchange for shares of its common stock.

/s/ Moss Adams LLP
San Francisco, California
May 17, 2013

  1

MP INCOME FUND 19, LLC

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011

ASSETS

Investments, at fair value (cost of $291,029)	$501,374
Cash and cash equivalents	2,851
Other assets	5,395

Total assets	$509,620

LIABILITIES AND NET ASSETS

Due to related entities	$514

Total liabilities	514

Total net assets	$509,106

The accompanying notes are an integral part of these financial statements.

  2

MP INCOME FUND 19, LLC

SCHEDULE OF INVESTMENTS

June 30, 2011

Name	Asset Type	Units	Cost	Fair Value	Percentage Net Assets
USA RE Investment Trust	Private REIT	6.57	$2,628	$381	0.1%
Total Private REIT			2,628	381	0.1
CRI Hotel Income Partners, LP	LP Interest	15,961.00	70,814	47,883	9.4
Del Taco Restaurant Properties II	LP Interest	225.00	28,642	46,586	9.2
Del Taco Income Properties IV	LP Interest	2,296.00	39,024	43,624	8.6
Public Storage Partners II, Ltd.	LP Interest	94.00	105,818	343,100	67.4
Rancon Realty Fund IV	LP Interest	99.00	44,103	19,800	3.9
Total LP Interests			288,401	500,993	98.5
Total			$291,029	$501,374	98.6%

The accompanying notes are an integral part of these financial statements.

  3

MP INCOME FUND 19, LLC

STATEMENT OF OPERATIONS

Year Ended June 30, 2011

Investment income
Dividend and distribution income	$35,824
Total investment income	35,824

Expenses
Investment advisory fee	5,339
Administration fee	3,559
Manager fee	7,678
Operating	29,140
Total expenses	45,716
Net investment loss	(9,892)
Realized and unrealized gain from investments
Realized gain on sale of investments	37,775
Unrealized gain on investments, net	135,983
Net realized and unrealized gain from investments	173,758
Net increase in net assets from operations	$163,866

The accompanying notes are an integral part of these financial statements.

4

MP INCOME FUND 19, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2011

Balance at July 1, 2010	$400,770
Distributions	(55,530)
Net increase in net assets from operations	163,866

Balance at June 30, 2011	$509,106

The accompanying notes are an integral part of these financial statements.

5

MP INCOME FUND 19, LLC

STATEMENT OF CASH FLOWS

Year Ended June 30, 2011

Cash flows from operating activities:
Net increase in net assets from operations	$163,866
Adjustments to reconcile net increase in net assets from operations operations to net cash from operating activities:
Realized gain on sale of investments	(37,775)
Proceeds from sale of investments	60,800
Unrealized gain of investments, net	(135,983)
Change in assets and liabilities:
Other assets	875
Due to related entities	(71)
Net cash from operating activities	51,712

Cash flows from financing activities:
Distributions	(55,530)
Net cash from financing activities	(55,530)
Net decrease in cash and cash equivalents	(3,818)
Cash and cash equivalents, beginning of year	6,669
Cash and cash equivalents, end of year	$2,851

The accompanying notes are an integral part of these financial statements.

  6

MP INCOME FUND 19, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

MP Income Fund 19, LLC (the “Fund”) is a California limited liability company that was organized on March 8, 2002. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 72 members as of June 30, 2011.

The Agreement of the Fund (the “Agreement”) is dated and effective as of April 1, 2002. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2102.

Subsequent to June 30, 2011, the Agreement was amended on January 11, 2012, to authorize the manager of the Fund to contribute substantially all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC common stock.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses, and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

7

MP INCOME FUND 19, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs, which could include pricing that is observed in the marketplace. Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.

  8

MP INCOME FUND 19, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2011, financial statements for subsequent events through May 17, 2013, the date the financial statements were available to be issued.

9

MP INCOME FUND 19, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 2 – NET ASSETS

Through June 30, 2011, the Members have cumulative contributed capital of $2,468,000.

Net income and net losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. Distributions totaling $55,530 were made during the year ended June 30, 2011.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value for the year ended June 30, 2011:

Asset Type	Beginning Balance	Proceeds	Realized Gain	Unrealized Gain/(Loss)	Ending Balance
Private REIT	$ 1,133	$ -	$ -	$ (752)	$ 381
LP Interests	387,283	(60,800)	37,775	136,735	500,993
Total	$ 388,416	$ (60,800)	$ 37,775	$ 135,983	$ 501,374

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

10

MP INCOME FUND 19, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 3 – INVESTMENTS (CONTINUED)

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2011:

	Total	Level I	Level II	Level III
Private REIT	$ 381	$ -	$ -	$ 381
LP Interests	500,993	-	-	500,993
Total	$ 501,374	$ -	$ -	$ 501,374

The changes in investments classified as Level III are as follows:

Balance at July 1, 2010	$388,416
Proceeds from sales	(60,800)
Realized gains	37,775
Unrealized gains, net	135,983

Balance at June 30, 2011	$501,374

Changes in unrealized gain included in operations relating to investments still held at June 30, 2011	$135,983

  11

MP INCOME FUND 19, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 4 – RELATED-PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2011, were $16,576. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2011, were $24,680, and are recorded as operating expenses on the statement of operations. Fees and expense reimbursements payable to the Manager and Adviser are $514 as of June 30, 2011, and are recorded within due to related entities on the statement of assets and liabilities.

NOTE 5 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to the Members of the Fund.

Ratio to average net assets (1)
Total expenses	10.0%
Net investment loss	-2.2%
Total rate of return (2)	36.0%

(1)	Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2011, the average net assets amounted to $454,938.
(2)	Total return is calculated based upon the change in value of the net assets. An individual member’s return may vary from this return based on the timing of capital transactions.

NOTE 6 – SUBSEQUENT EVENT

According to the amended Agreement (see Note 1), the Fund contributed substantially all of its assets to MRC with an estimated fair value of $547,100 for 54,710 shares of MRC stock on February 28, 2013.

12

Report of Independent Auditors and
Financial Statements

MP Value Fund 5, LLC

June 30, 2011

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

Contents

www.MOSSADAMS.COM

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MP Value Fund 5, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MP Value Fund 5, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2011, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MP Value Fund 5, LLC, (a California limited liability company) as of June 30, 2011, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7 to the financial statements, on February 28, 2013, the Fund contributed substantially all of its assets to Mackenzie Realty Capital, Inc., in exchange for shares of its common stock.

/s/ Moss Adams LLP
San Francisco, California
May 17, 2013

  1

MP VALUE FUND 5, LLC

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011

ASSETS

Investments, at fair value (cost of $1,204,501)	$990,208

Cash and cash equivalents	12,962

Due from related entities	8,678

Other assets	46,962

Total assets	$1,058,810

LIABILITIES AND NET ASSETS

Accounts payable and accrued liabilities	$9,700

Margin loans	37,809

Total liabilities	47,509

Net assets	$1,011,301

The accompanying notes are an integral part of these financial statements.

2

MP VALUE FUND 5, LLC

SCHEDULE OF INVESTMENTS

June 30, 2011
Name	Asset Type	Units	Cost	Fair Value	Percentage Net Assets
Ashford Hospitality Trust	Public REIT	11,100.00	$77,682	$138,195	13.7%
Maxus Realty Trust	Public REIT	8,800.00	115,500	68,200	6.7
Piedmont Office Realty Tr C1 A	Public REIT	7,265.00	166,356	148,133	14.6
Total Public REIT			359,538	354,528	35.0
T REIT, Inc.	Private REIT	12,552.48	9,905	1,660	0.2
Total Private REIT			9,905	1,660	0.2
Con Cap Inst’l Properties 3-Ser A	LP Interest	1,575.50	38,878	16,070	1.6
Con Cap Inst’l Properties 3-Ser B	LP Interest	1,575.50	2,650	7,563	0.7
MPF Hartford, LP	LP Interest	0.75	115,636	60,000	5.9	*
Public Storage Pptys. Ltd. (3)	LP Interest	49.00	71,099	119,315	11.8
Public Storage Prop V Ltd.	LP Interest	95.00	102,716	135,125	13.4
Rancon Realty Fund IV, LP	LP Interest	600.00	228,244	120,000	11.9
Rancon Realty Fund V, LP	LP Interest	43.00	30,047	10,320	1.0
Total LP Interests			649,270	468,393	46.3
Lemon Creek Note	Note		50,000	50,000	4.9	*
Skybridge Loan	Note		107,693	91,695	9.1
Skybridge Loan #2	Note		28,095	23,932	2.4
Total Note			185,788	165,627	16.4
Total			$1,204,501	$990,208	97.9%
* Investment in related parties

The accompanying notes are an integral part of these financial statements.

3

MP VALUE FUND 5, LLC

STATEMENT OF OPERATIONS

Year Ended June 30, 2011

Investment income
Dividend and distribution income	$72,078
Interest and other income	4,536
Total investment income	76,614

Expenses
Research fee	27,585
Investment advisory fee	38,690
Administration fee	18,390
Operating	30,462
Interest expense	1,820
Total expenses	116,947
Net investment loss	(40,333)
Realized and unrealized gain (loss) from investment activities
Realized loss on sale of investments	(40,086)
Unrealized gain on investments, net	134,342
Net realized and unrealized gain from investments	88,256
Net increase in net assets from operations	$47,923

The accompanying notes are an integral part of these financial statements.

4

MP VALUE FUND 5, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2011

Balance at July 1, 2010	$963,378
Net increase in net assets from operations	47,923
Balance at June 30, 2011	$1,011,301

The accompanying notes are an integral part of these financial statements.

  5

MP VALUE FUND 5, LLC

STATEMENT OF CASH FLOWS

Year Ended June 30, 2011

Cash flows from operating activities:
Net increase in net assets from operations	$47,923
Adjustments to reconcile net increase in net assets from operations to net cash from operating activities:
Realized loss on sale of investments	46,086
Proceeds from sale of investments	79,662
Distributions from investments	16,173
Purchase of investments	(19,575)
Unrealized gain on investments, net	(134,342)
Change in assets and liabilities: Due from related entities	(4,536)
Other assets	(42,032)
Accounts payable and accrued liabilities	9,700
Net cash from operating activities	(941)
Cash flows from financing activities:
Net repayments on margin loan	(1,230)
Net cash from financing activities	(1,230)
Net decrease in cash and cash equivalents	(2,171)
Cash and cash equivalents, beginning of year	15,133
Cash and cash equivalents, end of year	$12,962
Additional cash flow information: Interest paid	$1,820

The accompanying notes are an integral part of these financial statements.

  6

MP VALUE FUND 5, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

MP Value Fund 5, LLC (the “Fund”) is a California limited liability company that was organized on July 3, 1997. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 69 members as of June 30, 2011.

The Agreement of the Fund (the “Agreement”) is dated and effective as of July 10, 1997. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2027.

Subsequent to June 30, 2011, the Agreement was amended on January 11, 2012, to authorize the manager of the Fund to contribute substantially all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC common stock.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses, and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

7

MP VALUE FUND 5, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs, which could include pricing that is observed in the marketplace. Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.
  8

MP VALUE FUND 5, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2011, financial statements for subsequent events through May 17, 2013, the date the financial statements were available to be issued.
  9

MP VALUE FUND 5, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 2 – NET ASSETS

Through June 30, 2011, the Members have cumulative contributed capital of $1,839,000.

Net income and net losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. No distributions to the Members were made during the year ended June 30, 2011.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value for the year ended June 30, 2011:

Asset Type	Beginning Balance	Purchase	Proceeds	Return of Capital	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Ending Balance

Public REIT	$344,916	$9,725	$(79,662)	$-	$(46,086)	$125,635	$354,528
Private REIT	2,512	-	-	-	-	(852)	1,660
LP Interests	454,684	150	-	(16,173)	-	29,732	468,393
Notes	176,100	9,700	-	-	-	(20,173)	165,627
Total	$978,212	$19,575	$(79,662)	$(16,173)	$(46,086)	$134,342	$990,208

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

  10

MP VALUE FUND 5, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011
NOTE 3 – INVESTMENTS (CONTINUED)

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2011:

	Total	Level I	Level II	Level III
Public REIT	$354,528	$286,328	$68,200	$-
Private REIT	1,660	-	-	1,660
LP Interests	468,393	-	-	468,393
Notes	165,627	-	-	165,627
Total	$990,208	$286,328	$68,200	$635,680

The changes in investments classified as Level III are as follows:

Balance, July 1, 2010	$633,296
Purchases of investments	9,850
Return of capital	(16,173)
Unrealized gain, net	8,707

Balance, June 30, 2011	$635,680

Changes in unrealized gain included in operations relating to investments still held at June 30, 2011	$8,689

NOTE 4 – MARGIN LOANS

The Fund has a brokerage account in which it buys and sells securities. The provisions of the account allow the Fund to borrow between 50% and 75% of the equity of certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate of 2.5%, payable monthly. As of June 30, 2011, the Fund had $162,621 of margin credit available. Interest expense incurred for the year ended June 30, 2011 was $1,820, and is recorded as such on the statement of operations.

11

MP VALUE FUND 5, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011
NOTE 5 – RELATED-PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2011, were $84,665. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2011, were $18,390, and are recorded within operating expenses on the statement of operations.

Investments

The Fund has the following related-party investments:

Lemon Creek Notes: These are general unsecured promissory notes of Lemon Creek Properties, Inc. (“LCP”), which is managed and controlled by affiliates of the Manager. As of June 30, 2011, LCP owned an office building in Moraga, California, a shopping center in Valencia, California, and an interest in a New Orleans, Louisiana development project, along with some other investments. In 2008 and 2010, LCP issued notes in exchange for shares of its common stock. The notes issued in 2008 currently accrue interest at 10% per annum. The notes issued in 2010 currently accrue interest at 7% per annum, and will increase to 10% starting in fiscal year 2013. The underlying notes mature at various dates between 2013 and 2015. Interest receivable is $8,678 as of June 30, 2011, and is recorded as due from related entities on the statement of assets and liabilities.

MPF Hartford Limited Partnership: This partnership is a holding company formed solely for the purpose of owning units of One CityPlace Limited Partnership, an unaffiliated partnership not controlled by the Manager or its affiliates. One unit of MPF Hartford Limited Partnership is equivalent to the ownership of one unit of One CityPlace Limited Partnership.

12

MP VALUE FUND 5, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 6 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to the Members of the Fund.

Ratio to average net assets (1)
Total expenses	11.8%
Net investment loss	-4.1%
Total rate of return (2)	4.9%

(1)	Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2011, the average net assets amounted to $987,340.
(2)	Total return is calculated based upon the change in value of the net assets. An individual member’s return may vary from this return based on the timing of capital transactions.

NOTE 7 – SUBSEQUENT EVENT

According to the amended Agreement (see Note 1), the Fund contributed substantially all of its assets to MRC with an estimated fair value of $999,700 for 99,700 shares of MRC stock on February 28, 2013.

13

Report of Independent Auditors and
Financial Statements

MP Value Fund 7, LLC

June 30, 2011

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

Contents

www.MOSSADAMS.COM

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MP Value Fund 7, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MP Value Fund 7, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2011, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MP Value Fund 7, LLC, (a California limited liability company) as of June 30, 2011, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7 to the financial statements, on February 28, 2013, the Fund contributed substantially all of its assets to Mackenzie Realty Capital, Inc., in exchange for shares of its common stock.

/s/ Moss Adams LLP
San Francisco, California
May 17, 2013

1

MP VALUE FUND 7, LLC

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011

ASSETS

Investments, at fair value (cost of $1,656,209)	$1,370,448
Cash and cash equivalents	48,165
Due from related entities	8,678
Other assets	78,126

Total assets	$1,505,417

LIABILITIES AND NET ASSETS

Accounts payable and accrued liabilities	$12,489
Margin loan	199,757

Total liabilities	212,246

Total net assets	$1,293,171

The accompanying notes are an integral part of these financial statements.
  2

MP VALUE FUND 7, LLC

SCHEDULE OF INVESTMENTS

June 30, 2011
Name	Asset Type	Units	Cost	Fair Value	Percentage Net Assets
Agree Realty Corp	Public REIT	4,200.00	$95,768	$93,786	7.3%
Apartment Invst & Mgmt Co Cl A	Public REIT	3,888.00	124,024	99,261	7.7
Associated Estates Realty Corp	Public REIT	15,600.00	240,211	253,500	19.6
Mission West Properties, Inc.	Public REIT	16,100.00	148,242	141,358	10.9
Piedmont Office Rlty Tr-Cl A	Public REIT	2,980.00	43,495	60,762	4.7
Total Public REIT			651,740	648,667	50.2
Bella Vista Capital, Inc.	Private REIT	58,872.00	116,885	100,082	7.7
Total Private REIT			116,885	100,082	7.7
Consolidated Cap Inst Pptys 3-Ser A	LP Interest	2,602.90	67,227	26,550	2.1
Consolidated Cap Inst Pptys 3-Ser B	LP Interest	2,602.90	3,140	12,494	1.0
Icon Cash Flow Prtrs LP Seven	LP Interest	500.00	4,151	-	-
MPF Hartford, LP	LP Interest	2.50	272,188	200,000	15.5	*
National Property Investors 6	LP Interest	7.00	752	311	-
One City Place, LP	LP Interest	0.50	86,841	40,000	3.1
Public Storage Properties V Ltd	LP Interest	82.00	132,803	116,634	9.0
Rancon Realty Fund V, LP	LP Interest	130.00	100,750	31,200	2.4
Total LP Interests			667,852	427,189	33.1
Lemon Creek Note	Note		50,000	50,000	3.9	*
Skybridge Loan #1	Note		134,616	114,618	8.9
Skybridge Loan #2	Note		35,116	29,892	2.3
Total Notes			219,732	194,510	15.1
Total			$1,656,209	$1,370,448	106.1%
* Investment in related parties

The accompanying notes are an integral part of these financial statements.

3

MP VALUE FUND 7, LLC

STATEMENT OF OPERATIONS

Year Ended June 30, 2011

Investment income
Dividend and distribution income	$102,220
Interest and other income	4,543
Total investment income	106,763

Expenses
Research fee	42,780
Investment advisory fee	60,255
Administration fee	28,520
Operating	41,683
Interest expense	2,175
Total expenses	175,413
Net investment loss	(68,650)
Realized and unrealized gain (loss) from investments
Realized loss on sale of investments, net	(23,650)
Unrealized gain on investments, net	232,869
Net realized and unrealized gain from investments	209,219
Net increase in net assets from operations	$140,569

The accompanying notes are an integral part of these financial statements.
  4

MP VALUE FUND 7, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2011

Balance at July 1, 2010	$1,280,587
Distributions	(13,985)
Member redemptions	(114,000)
Net increase in net assets from operations	140,569
Balance at June 30, 2011	$1,293,171

The accompanying notes are an integral part of these financial statements.

5

MP VALUE FUND 7, LLC

STATEMENT OF CASH FLOWS

Year Ended June 30, 2011

Cash flows from operating activities:
Net increase in net assets from operations	$140,569
Adjustments to reconcile net increase in net assets from operations to net cash from operating activities:
Realized loss on sale of investments, net	23,650
Proceeds from sale of investments	187,114
Return of capital	29,721
Purchase of investments	(258,388)
Unrealized gain on investments, net	(232,869)
Change in assets and liabilities: Due from related entities	(4,536)
Other assets	34,506
Accounts payable and accrued liabilities	7,151
Net cash from operating activities	(73,082)
Cash flows from financing activities:
Net borrowings on margin loans	199,757
Distributions	(13,985)
Member redemptions	(114,000)
Net cash from financing activities	71,772
Net decrease in cash and cash equivalents	(1,310)
Cash and cash equivalents, beginning of year	49,475
Cash and cash equivalents, end of year	$48,165
Additional cash flow information: Interest paid	$2,175

The accompanying notes are an integral part of these financial statements.

6

MP VALUE FUND 7, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Organization and Nature of Business

MP Value Fund 7, LLC (the “Fund”) is a California limited liability company that was organized on December 8, 1998. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 77 members as of June 30, 2011.

The Agreement of the Fund (the “Agreement”) is dated and effective as of May 8, 2000. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2099.

Subsequent to June 30, 2011, the Agreement was amended on January 11, 2012, to authorize the manager of the Fund to contribute substantially all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC common stock.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses, and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

7

MP VALUE FUND 7, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs, which could include pricing that is observed in the marketplace. Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.
8

MP VALUE FUND 7, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2011, financial statements for subsequent events through May 17, 2013, the date the financial statements were available to be issued.

9

MP VALUE FUND 7, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 2 – NET ASSETS

Through June 30, 2011, the Members have cumulative contributed capital of $2,852,000.

Net income and net losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. Distributions of $13,985 were made during the year ended June 30, 2011. During the year ended June 30, 2011, the Fund redeemed a member’s interest of $114,000.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value for the year ended June 30, 2011:

Asset Type	Beginning Balance	Purchase	Proceeds	Return of Capital	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Ending Balance

Public REIT	$526,547	$149,727	$(181,714)	$-	$21,082	$133,025	$648,667
Private REIT	130,696	1,068	(1,021)	-	(48)	(30,613)	100,082
LP Interests	254,833	95,470	(4,379)	(29,721)	(44,684)	155,670	427,189
Notes	207,600	12,123	-	-	-	(25,213)	194,510
Total	$1,119,676	$258,388	$(187,114)	$(29,721)	$(23,650)	$232,869	$1,370,448

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

 10

MP VALUE FUND 7, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011
NOTE 3 – INVESTMENTS (CONTINUED)

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2011:

	Total	Level I	Level II	Level III
Public REIT	$ 648,667	$ 648,667	$ -	$ -
Private REIT	100,082	-	-	100,082
LP Interests	427,189	-	-	427,189
Notes	194,510	-	-	194,510
Total	$ 1,370,448	$ 648,667	$ -	$ 721,781

The changes in investments classified as Level III are as follows:

Balance, July 1, 2010	$593,129
Purchases of investments	108,661
Proceeds from sales	(5,400)
Return of capital	(29,721)
Realized loss	(44,732)
Unrealized gain, net	99,844

Balance at June 30, 2011	$721,781

Changes in unrealized gain included in operations relating to investments still held at June 30, 2011	$55,511

  11

MP VALUE FUND 7, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 4 – MARGIN LOANS

The Fund has a brokerage account in which it buys and sells securities. The provisions of the account allow the Fund to borrow between 50% and 75% of the equity of certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate of 2.5%, payable monthly. As of June 30, 2011, the Fund had $234,458 of margin credit available. Interest expense incurred for the year ended June 30, 2011, was $2,175, and is recorded as such on the statement of operations.

NOTE 5 – RELATED-PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2011, were $131,555. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2011, were $28,520, and are recorded within operating expenses on the statement of operations.

Investments

The Fund has the following related-party investments:

Lemon Creek Notes: These are general unsecured promissory notes of Lemon Creek Properties, Inc. (“LCP”), which is managed and controlled by affiliates of the Manager. As of June 30, 2011, LCP owned an office building in Moraga, California, a shopping center in Valencia, California, and an interest in a New Orleans, Louisiana development project, along with some other investments. In 2008 and 2010, LCP issued notes in exchange for shares of its common stock. The notes issued in 2008 currently accrue interest at 10% per annum. The notes issued in 2010 currently accrue interest at 7% per annum, and will increase to 10% starting in fiscal year 2013. The underlying notes mature at various dates between 2013 and 2015. Interest receivable is $8,678 as of June 30, 2011, and is recorded as due from related entities on the statement of assets and liabilities.

MPF Hartford Limited Partnership: This partnership is a holding company formed solely for the purpose of owning units of One CityPlace Limited Partnership, an unaffiliated partnership not controlled by the Manager or its affiliates. One unit of MPF Hartford Limited Partnership is equivalent to the ownership of one unit of One CityPlace Limited Partnership.

12

MP VALUE FUND 7, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 6 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to the Members of the Fund.

Ratio to average net assets (1)
Total expenses	13.6%
Net investment loss	-5.3%
Total rate of return (2)	10.9%

(1)	Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2011, the average net assets amounted to $1,286,879.
(2)	Total return is calculated based upon the change in value of the net assets. An individual member’s return may vary from this return based on the timing of capital transactions.

NOTE 7 – SUBSEQUENT EVENT

According to the amended Agreement (see Note 1), the Fund contributed substantially all of its assets to MRC with an estimated fair value of $1,352,200 for 135,220 shares of MRC stock on February 28, 2013.

 13

Report of Independent Auditors and
Financial Statements

MPF Flagship Fund 9, LLC

June 30, 2011

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

www.MOSSADAMS.COM

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MPF Flagship Fund 9, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MPF Flagship Fund 9, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2011, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MPF Flagship Fund 9, LLC, (a California limited liability company) as of June 30, 2011, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7 to the financial statements, on February 28, 2013, the Fund contributed substantially all of its assets to Mackenzie Realty Capital, Inc., in exchange for shares of its common stock.

/s/ Moss Adams LLP
San Francisco, California
May 17, 2013

1

MPF FLAGSHIP FUND 9, LLC

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011

ASSETS

Investments, at fair value (cost of $1,649,850)	$ 1,639,866
Cash and cash equivalents	21,159
Due from related entities	17,356
Other assets	26,252

Total assets	$ 1,704,633

LIABILITIES AND NET ASSETS

Accounts payables and accrued liabilities	$ 20,424
Due to related entities	99,258
Related party loan payable	221,000

Total liabilities	340,682

Net assets	$ 1,363,951

The accompanying notes are an integral part of these financial statements.

  2

MPF FLAGSHIP FUND 9, LLC

SCHEDULE OF INVESTMENTS

June 30, 2011

Name	Asset Type	Units	Cost	Fair Value	Percentage Net Assets
Maxus Realty Trust	Public REIT	19,200.00	$ 252,000	$ 148,801	10.9%
Total Public REIT			252,000	148,801	10.9
Hines REIT	Private REIT	11,413.96	52,641	65,287	4.8
Total Private REIT			52,641	65,287	4.8
Consolidated Cap Inst Prop 3-A	LP Interest	920.10	24,474	9,383	0.7
Consolidated Cap Inst Prop 3-B	LP Interest	920.10	16	4,416	0.3
Eastpark Executive Center, LLC	LP Interest	284,928.49	247,741	205,149	15.0	*
Inland Land Appreciation I	LP Interest	35.78	29,756	5,725	0.4
Inland Land Appreciation II	LP Interest	210.97	200,417	28,903	2.1
Post Street Renaissance Ptrs	LP Interest	9.10	270,956	147,725	10.8
Post Street Renaissance Ptrs – C1D	LP Interest	11.60	107,439	372,311	27.3
Total LP Interests			880,799	773,612	56.6
Coastal Realty Business Tr-Ser Q	Investment Trust	10.00	92,839	320,958	23.5	*
Total Investment Trust			92,839	320,958	23.5
Lemon Creek Note	Note		100,000	100,000	7.3	*
Skybridge Loan	Note		215,385	183,389	13.4
Skybridge Loan #2	Note		56,186	47,819	3.5
Total Notes			371,571	331,208	24.2
Total			$1,649,850	$1,639,866	120.0%
* Investment in related parties

The accompanying notes are an integral part of these financial statements.

  3

MPF FLAGSHIP FUND 9, LLC

STATEMENT OF OPERATIONS

Year Ended June 30, 2011

Investment income
Dividend and distribution income	$ 35,110
Other investment income	16,627
Interest and other income	9,077
Total investment income	60,814

Expenses
Research fee	22,279
Investment advisory fee	40,480
Administration fee	29,705
Operating	44,519
Interest expense	19,307
Total expenses	156,290
Net investment loss	(95,476)
Realized and unrealized gain (loss) from investment activities
Realized loss on sale of investments, net	(463,035)
Unrealized gain on investments, net	972,467
Net realized and unrealized gain from investments	509,432
Net increase in net assets from operations	$ 413,956

The accompanying notes are an integral part of these financial statements.

4

MPF FLAGSHIP FUND 9, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2011

Balance at July 1, 2010	$ 964,698
Distributions	(14,703)
Net increase in net assets from operations	413,956

Balance at June 30, 2011	$ 1,363,951

The accompanying notes are an integral part of these financial statements.

5

MPF FLAGSHIP FUND 9, LLC

STATEMENT OF CASH FLOWS

Year Ended June 30, 2011

Cash flows from operating activities:
Net increase in net assets from operations	$ 413,956
Adjustments to reconcile net increase in net assets from
operations to net cash from operating activities:
Realized loss on sale of investments, net	463,035
Proceeds from sale of investments	172,360
Return of capital	8,266
Purchase of investments	(314,190)
Unrealized gain of investments, net	(972,467)
Change in assets and liabilities:
Due from related entities	(9,071)
Other assets	2,131
Accounts payable and accrued liabilities	7,793
Due to related entities	89,076
Net cash from operating activities	(139,111)

Cash flows from financing activities:
Net repayments on margin loan	(37,977)
Borrowings on loans payable to a related entity	186,000
Repayments on loans payable to a related entity	(24,370)
Distributions	(14,703)
Net cash from financing activities	108,950
Net decrease in cash and cash equivalents	(30,161)
Cash and cash equivalents, beginning of year	51,320
Cash and cash equivalents, end of year	$ 21,159
Additional cash flow information:
Interest paid	$ 15,608

The accompanying notes are an integral part of these financial statements.

6

MPF FLAGSHIP FUND 9, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

MPF Flagship Fund 9, LLC (the “Fund”) is a California limited liability company that was organized on April 20, 2004. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 79 members as of June 30, 2011.

The Agreement of the Fund (the “Agreement”) is dated and effective as of May 15, 2004. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2099.

Subsequent to June 30, 2011, the Agreement was amended on January 11, 2012, to authorize the manager of the Fund to contribute substantially all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC common stock.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses, and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

7

MPF FLAGSHIP FUND 9, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs, which could include pricing that is observed in the marketplace. Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.

  8

MPF FLAGSHIP FUND 9, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2011, financial statements for subsequent events through May 17, 2013, the date the financial statements were available to be issued.

  9

MPF FLAGSHIP FUND 9, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 2 – NET ASSETS

Through June 30, 2011, the Members have cumulative contributed capital of $2,970,500.

Net income and net losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. Total distributions made to Members were $14,703 for the year ended June 30, 2011.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value for the year ended June 30, 2011:

Asset Type	Beginning Balance	Purchases	Proceeds	Return of Capital	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Ending Balance
Public REIT	$279,042	$24,836	$(151,672)	$-	$(388,356)	$384,951	$148,801
Private REIT	-	55,948	(3,849)	-	541	12,647	65,287
LP Interests	365,678	121,170	(16,839)	(8,266)	(75,220)	387,089	773,612
Investment Trust	-	92,839	-	-	-	228,119	320,958
Notes	352,150	19,397	-	-	-	(40,339)	331,208
Total	$996,870	$314,190	$(172,360)	$(8,266)	$(463,035)	$972,467	$1,639,866

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

10

MPF FLAGSHIP FUND 9, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 3 – INVESTMENTS (CONTINUED)

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2011:

	Total	Level I	Level II	Level III
Public REIT	$148,801	$-	$148,801	$-
Private REIT	65,287	-	-	65,287
LP Interests	773,612	-	-	773,612
Investment Trust	320,958	-	-	320,958
Notes	331,208	-	-	331,208
Total	$1,639,866	$-	$148,801	$1,491,065

The changes in investments classified as Level III are as follows:

Balance, July 1, 2010	$717,828
Purchases of investments	289,354
Proceeds from sales	(20,688)
Return of capital	(8,266)
Total realized loss, net	(74,679)
Total unrealized gain, net	587,516

Balance, June 30, 2011	$1,491,065

Changes in unrealized gain included in operations relating to investments still held at June 30, 2011	$546,840

MPF FLAGSHIP FUND 9, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 4 – MARGIN LOANS

The Fund has a brokerage account in which it buys and sells securities. The provisions of the account allow the Fund to borrow between 50% and 75% of the equity of certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate of 2.5%, payable monthly. As of June 30, 2011, the Fund had paid down its balance to zero and had $1,162 of margin credit available. Interest expense incurred for the year ended June 30, 2011, was $612, and is recorded as such on the statement of operations.

NOTE 5 – RELATED-PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2011, was $92,464. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2011, were $29,705, and are recorded as operating expenses on the statement of operations. Fees and expense reimbursements payable to the Manager and Adviser are $92,646 as of June 30, 2011, and are recorded within due to related entities on the statement of assets and liabilities.

Loan Payable

From July 2010 through February 2011, the Fund executed promissory notes in the combined amount of $289,790 in favor of MPF Sr. Note Program II, LP, a fund controlled by the Manager. The notes bear interest at 12% and are payable on demand. As of June 30, 2011, the loan balance was $221,000. Interest expense for the year ended June 30, 2011, was $18,695, and is recorded as a portion of interest expense on the statement of operations. Interest payable to MPF Sr. Note Program II, LP, was $6,612 as of June 30, 2011, and is recorded as due to related entities on the statement of assets and liabilities.

Investments

The Fund has the following related-party investments:

Coastal Realty Business Trust (“CRBT”): CRBT is a Nevada business trust whose trustee is the Manager and whose beneficiaries are various funds managed by the Manager. Its purpose is to own various investments on behalf of such funds. Each CRBT Trust Series (“Series”) pools capital from several funds managed by the Manager and invests (generally) in shares of private real estate investment trusts (“REIT”) as provided for in the CRBT Trust Agreement. Each Series participant is limited by the terms of the agreement and, as such, an interest in a Series has no redemption rights. The Fund has a 5.3% of interest in CRBT Series Q of the trust, which invests in Post Street Renaissance Partners, LP Class D.

MPF FLAGSHIP FUND 9, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 5 – RELATED PARTY TRANSACTIONS (CONTINUED)

Eastpark Executive Center, LLC: The Manager is the manager of this company, which owns an office building in North Carolina. The Fund and other funds managed by the Manager own 100% of the equity in this company, which they acquired after obtaining a deed in lieu of foreclosure in exchange for certain loans made to the former owner which were secured by the property.

Lemon Creek Notes: These are general unsecured promissory notes of Lemon Creek Properties, Inc. (“LCP”), which is managed and controlled by affiliates of the Manager. As of June 30, 2011, LCP owned an office building in Moraga, California, a shopping center in Valencia, California, and an interest in a New Orleans, Louisiana, development project, along with some other investments. In 2008 and 2010, LCP issued notes in exchange for shares of its common stock. The notes issued in 2008 currently accrue interest at 10% per annum. The notes issued in 2010 currently accrue interest at 7% per annum, and will increase to 10% starting in fiscal year 2013. The underlying notes mature at various dates between 2013 and 2015. Interest receivable on the outstanding note is $17,356 as of June 30, 2011, and is recorded as due from related entities on the statement of assets and liabilities.

NOTE 6 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to the Members of the Fund.

Ratio to average net assets (1)
Operating expenses	13.4%
Net investment loss	-8.2%
Total rate of return (2)	35.6%

(1)	Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2011, the average net assets amounted to $1,164,325.
(2)	Total return is calculated based upon the change in value of the net assets. An individual member’s return may vary from this return based on the timing of capital transactions.

NOTE 7 – SUBSEQUENT EVENT

According to the amended Agreement (see Note 1), the Fund contributed substantially all of its assets to MRC with an estimated fair value of $1,397,300 for 139,730 shares of MRC stock on February 28, 2013.

Report of Independent Auditors and
Financial Statements

MP Income Fund 20, LLC

June 30, 2011

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

Contents

www.MOSSADAMS.COM

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MP Income Fund 20, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MP Income Fund 20, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2011, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MP Income Fund 20, LLC, (a California limited liability company) as of June 30, 2011, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7 to the financial statements, on February 28, 2013, the Fund contributed substantially all of its assets to Mackenzie Realty Capital, Inc., in exchange for shares of its common stock.

/s/ Moss Adams LLP
San Francisco, California
May 17, 2013

1

MP INCOME FUND 20, LLC

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011

ASSETS

Investments, at fair value (cost of $425,275)	$353,751
Cash and cash equivalents	12,921
Other assets	1,152

Total assets	$367,824

LIABILITIES AND NET ASSETS

Due to related entities	$361

Total liabilities	361

Total net assets	$367,463

The accompanying notes are an integral part of these financial statements.

 2

MP INCOME FUND 20, LLC

SCHEDULE OF INVESTMENTS

June 30, 2011

Name	Asset Type	Units	Cost	Fair Value	Percentage Net Assets
FelCor Lodging Trust, Inc.	Public REIT	360.00	$3,924	$1,919	0.5%
Total Public REIT			3,924	1,919	0.5
Del Taco Restaurant Prop I	LP Interest	94.00	48,642	70,980	19.3
Del Taco Restaurant Prop III	LP Interest	560.00	70,943	132,003	35.9
Public Storage Partners II	LP Interest	16.00	40,200	58,400	15.9
Public Storage Properties V	LP Interest	17.00	19,863	24,180	6.6
Rancon Realty Fund IV	LP Interest	276.00	217,488	55,200	15.0
Uniprop Income Fund II	LP Interest	2,350.00	24,215	11,069	3.0
Total LP Interests			421,351	351,832	95.7
Total			$425,275	$353,751	96.2%

The accompanying notes are an integral part of these financial statements.

  3

MP INCOME FUND 20, LLC

STATEMENT OF OPERATIONS

June 30, 2011

Investment income
Dividend and distribution income	$25,785
Other investment income	10,576
Interest and other income	87
Total investment income	36,448

Expenses
Investment advisory fee	7,505
Administration fee	5,003
Manager fee	2,564
Operating	24,353
Interest expense	395
Total expenses	39,820
Net investment loss	(3,372)
Unrealized gain from investments
Unrealized gain on investments	63,792
Unrealized gain from investments	63,792
Net increase in net assets from operations	$60,420

The accompanying notes are an integral part of these financial statements.

4

MP INCOME FUND 20, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2011

Balance at July 1, 2010	$325,963
Distributions	(18,920)
Net increase in net assets from operations	60,420

Balance at June 30, 2011	$367,463

The accompanying notes are an integral part of these financial statements.

5

MP INCOME FUND 20, LLC

STATEMENT OF CASH FLOWS

Year Ended June 30, 2011

Cash flows from operating activities:
Net increase in net assets from operations	$60,420
Adjustments to reconcile net increase in net assets from
operations to net cash from operating activities:
Unrealized gain on investments	(63,792)
Change in assets and liabilities:
Other assets	41,025
Accounts payable and accrued liabilities	(174)
Due to related entities	(3,333)
Net cash from operating activities	34,146

Cash flows from financing activities:
Repayment of loans payable	(12,000)
Distributions	(18,920)
Net cash from financing activities	(30,920)
Net increase in cash and cash equivalents	3,226
Cash and cash equivalents, beginning of year	9,695
Cash and cash equivalents, end of year	$12,921
Additional cash flow information:
Interest paid	$569

The accompanying notes are an integral part of these financial statements.

  6

MP INCOME FUND 20, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

MP Income Fund 20, LLC (the “Fund”) is a California limited liability company that was organized on November 25, 2002. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 60 members as of June 30, 2011.

The Agreement of the Fund (the “Agreement”) is dated and effective as of December 1, 2002. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2099.

Subsequent to June 30, 2011, the Agreement was amended on January 11, 2012, to authorize the manager of the Fund to contribute substantially all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC common stock.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses, and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

7

MP INCOME FUND 20, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs, which could include pricing that is observed in the marketplace. Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.

8

MP INCOME FUND 20, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2011, financial statements for subsequent events through May 17, 2013, the date the financial statements were available to be issued.

9

MP INCOME FUND 20, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 2 – NET ASSETS

Through June 30, 2011, the Members have cumulative contributed capital of $1,892,000.

Net income and net losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. Distributions totaling $18,920 were made during the year ended June 30, 2011.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value for the year ended June 30, 2011:

Asset Type	Beginning Balance	Unrealized Gain	Ending Balance
Public REIT	$1,796	$123	$1,919
LP Interests	288,163	63,669	351,832
Total	$289,959	$63,792	$353,751

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

  10

MP INCOME FUND 20, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 3 – INVESTMENTS (CONTINUED)

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2011:

	Total	Level I	Level II	Level III
Public REIT	$1,919	$1,919	$-	$-
LP Interests	351,832	-	-	351,832
Total	$353,751	$1,919	$-	$351,832

The changes in investments classified as Level III are as follows:

Balance, July 1, 2010	$288,163
Unrealized gain, net	63,669

Balance, June 30, 2011	$351,832

Changes in unrealized gain included in operations relating to investments still held at June 30, 2011	$63,669

NOTE 4 – MARGIN LOANS

The Fund has a brokerage account in which it buys and sells securities. The provisions of the account allow the Fund to borrow between 50% and 75% of the equity of certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate of 2.5%, payable monthly. As of June 30, 2011, the Fund had paid down its balance to zero. Interest expense incurred for the year ended June 30, 2011, was $395, and is recorded as such on the statement of operations.
11

MP INCOME FUND 20, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 5 – RELATED-PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2011, were $15,072. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2011, were $18,919, and are recorded as operating expenses on the statement of operations. Fees and expense reimbursements payable to the Manager and Adviser are $361 as of June 30, 2011, and are recorded within due to related entities on the statement of assets and liabilities.

NOTE 6 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to the Members of the Fund.

Ratio to average net assets (1)
Total expenses	11.5%
Net investment loss	-1.0%
Total rate of return (2)	17.4%

(1)	Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2011, the average net assets amounted to $346,713.
(2)	Total return is calculated based upon the change in value of the net assets. An individual member’s return may vary from this return based on the timing of capital transactions.

NOTE 7 – SUBSEQUENT EVENT

According to the amended Agreement (see Note 1), the Fund contributed substantially all of its assets to MRC with an estimated fair value of $292,500 for 29,250 shares of MRC stock on February 28, 2013.

12

Report of Independent Auditors and
Financial Statements

MacKenzie Patterson Special
Fund 6, LLC

June 30, 2011

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

Acumen. Agility. Answers.

www.MOSSADAMS.COM

MOSS-ADAMS LLP
Certified Public Accountants / Business Consultants

REPORT OF INDEPENDENT AUDITORS

To the Members
MacKenzie Patterson Special Fund 6, LLC

We have audited the accompanying statement of assets and liabilities, including the related schedule of investments, of MacKenzie Patterson Special Fund 6, LLC, (a California limited liability company) (the “Fund”) as of June 30, 2011, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MacKenzie Patterson Special Fund 6, LLC, (a California limited liability company) as of June 30, 2011, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7 to the financial statements, on February 28, 2013, the Fund contributed substantially all of its assets to Mackenzie Realty Capital, Inc., in exchange for shares of its common stock.

/s/ Moss Adams LLP
San Francisco, California
May 17, 2013

1

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011

ASSETS

Investments, at fair value (cost of $1,681,131)	$993,634
Cash and cash equivalents	1,699
Due from related entities	17,356
Other assets	5,300

Total assets	$1,017,989

LIABILITIES AND NET ASSETS

Margin loan	$236,493

Total liabilities	236,493

Net assets	$781,496

The accompanying notes are an integral part of these financial statements.

2

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

SCHEDULE OF INVESTMENTS

June 30, 2011

Name	Asset Type	Units	Cost	Fair Value	Percentage Net Assets
Agree Realty Corp	Public REIT	4,500.00	$149,308	$100,485	12.9%
Ashford Hospitality Trust, Inc.	Public REIT	8,200.00	77,604	102,090	13.1
Hospitality Properties Trust	Public REIT	1,500.00	69,817	36,375	4.7
MPG Office Trust, Inc.	Public REIT	8,700.00	222,844	24,882	3.2
Sovran Self Storage, Inc.	Public REIT	2,500.00	142,135	102,500	13.1
Total Public REIT			661,708	366,332	46.9
Bella Vista Capital, Inc.	Private REIT	65,115.00	154,658	110,695	14.2
FSP Phoenix Tower	Private REIT	1.00	36,520	44,000	5.6
Total Private REIT			191,178	154,695	19.8
Armored Stg Income Investors 2	LP Interest	108.00	11,760	10,694	1.4
DiVall Insured Income Prop 2	LP Interest	147.63	49,693	33,955	4.3
Inland Land Appreciation Fund I	LP Interest	113.59	92,138	18,174	2.3
MPF Hartford, LP	LP Interest	1.50	246,727	120,000	15.4	*
MPF Pacific Gateway – Class B	LP Interest	15.00	30,456	5,624	0.7	*
Public Storage Partners II, Ltd	LP Interest	16.00	42,336	58,400	7.5
Rancon Realty Fund V, LP	LP Interest	524.00	255,135	125,760	16.2
Total LP Interests			728,245	372,607	47.8
Lemon Creek Note	Note		100,000	100,000	12.8	*
Total Note			100,000	100,000	12.8
Total			$1,681,131	$993,634	127.3%
* Investment in related parties

The accompanying notes are an integral part of these financial statements.

3

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

STATEMENT OF OPERATIONS

Year Ended June 30, 2011

Investment income
Dividend and distribution income	$31,899
Other investment income	13,288
Interest and other income	9,071
Total investment income	54,258

Expenses
Research fee	26,165
Investment advisory fee	50,850
Administration fee	35,005
Operating	43,271
Interest expense	5,731
Total expenses	161,022
Net investment loss	(106,764)
Realized and unrealized gain (loss) from investment activities
Realized loss on sale of investments, net	(285,406)
Unrealized gain on investments, net	266,322
Net realized and unrealized loss from investments	(19,084)
Net decrease in net assets from operations	$(125,848)

The accompanying notes are an integral part of these financial statements.

4

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2011

Balance at July 1, 2010	$907,344
Net decrease in net assets from operations	(125,848)

Balance at June 30, 2011	$781,496

The accompanying notes are an integral part of these financial statements.

5

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

STATEMENT OF CASH FLOWS

Year Ended June 30, 2011

Cash flows from operating activities:
Net decrease in net assets from operations	$(125,848)
Adjustments to reconcile net decrease in net assets from
operations to net cash from operating activities:
Realized loss on sale of investments, net	285,406
Proceeds from sale of investments	134,436
Distributions from investments	2,999
Purchase of investments	(82,448)
Unrealized gain on investments, net	(266,322)
Change in assets and liabilities:
Due from related entities	(9,071)
Other assets	(54)
Accounts payable and accrued liabilities	(3,879)
Due to related entities	(22,851)
Net cash from operating activities	(87,632)

Cash flows from financing activities:
Net borrowings on margin loans	76,912
Net cash from financing activities	76,912
Net decrease in cash and cash equivalents	(10,720)
Cash and cash equivalents, beginning of year	12,419
Cash and cash equivalents, end of year	$1,699
Additional cash flow information:
Interest paid	$5,731

The accompanying notes are an integral part of these financial statements.

6

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

Mackenzie Patterson Special Fund 6, LLC (the “Fund”) is a California limited liability company that was organized on August 16, 2000. The Fund was established for the purpose of acquiring interests in entities which own equity in, or mortgages secured by, income-producing real property in the United States of America. The Fund seeks to acquire such interests at a discount from the estimated fair value of the underlying real estate owned by, or securing, the interests at the time of acquisition by the Fund. The Fund has 81 members as of June 30, 2011.

The Agreement of the Fund (the “Agreement”) is dated and effective as of September 1, 2000. With the exception of early termination under certain circumstances or extended duration not to exceed two years, the Fund will terminate December 31, 2099.

Subsequent to June 30, 2011, the Agreement was amended on January 11, 2012, to authorize the manager of the Fund to contribute substantially all of the assets of the Fund to a newly formed entity, Mackenzie Realty Capital, Inc. (“MRC”), in exchange for shares of MRC common stock.

A summary of the Fund’s significant accounting policies follows:

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the financial reporting standards for investment companies set forth in GAAP. Accordingly, the investments are recorded at the estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net increase (decrease) in net assets from operations within the Fund’s statement of operations.

Accounting Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses, and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change relate to the determination of the valuation of investments. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times, the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Fund has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

7

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

Note 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Valuation of Investments

The Fund’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Fund develops fair values for investments based on available inputs, which could include pricing that is observed in the marketplace. Examples of market information that the Fund attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;

•	Recent purchase prices paid for the same or similar securities;

•	Recent sale prices received for the same or similar securities;

•	Relevant reports issued by industry analysts and publications; and

•	Other relevant observable inputs, including nonperformance risk and liquidity premiums.

After considering all available indications of the appropriate rate of return that market participants would require, the Fund considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Fund invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly decreased from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Fund may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Fund to establish the use of internal assumptions about future cash flows including the cash flows of underlying real property and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Fund is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Realized Gains and Losses

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis unless otherwise specifically identified.

8

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

Note 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investment Income

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment). Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are considered a reduction of investment and recorded as a return of capital to the extent that the adjusted basis in the remaining asset is 90% of the net asset value of the underlying investment assets. Amounts received in excess of this are considered investment income.

Income Taxes

The Fund is a limited liability company and, accordingly, all income tax liabilities flow through to its members. Therefore, no income tax provision is provided in the accompanying statement of operations.

The Fund follows the accounting standard relating to accounting for uncertain tax positions. The standard prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Fund does not have any entity level uncertain tax positions. The Fund files income tax returns in the U.S. federal jurisdiction and the state of California. Generally, the Fund is subject to examination by U.S. federal (or state and local) income tax authorities for three years from the filing of a tax return. The Fund recognizes interest and penalties related to income tax matters in operating expenses.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) (collectively the “Boards”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 created a uniform framework for applying fair value measurement principles for companies around the world and clarified existing guidance in GAAP. ASU 2011-04 is effective for the first reporting annual period beginning after December 15, 2011, and shall be applied prospectively. The Fund anticipates that adoption of this update will not have a material impact on its financial statements.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the statement of assets and liabilities, but before the financial statements are issued. The Fund recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities, including the estimates inherent in the process of preparing the financial statements. The Fund’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the statement of assets and liabilities, but arose after the date of the statement of assets and liabilities and before the financial statements were available to be issued.

The Fund evaluated its June 30, 2011, financial statements for subsequent events through May 17, 2013, the date the financial statements were available to be issued.

9

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 2 – NET ASSETS

Through June 30, 2011, the Members have cumulative contributed capital of $3,500,500.

Net income and net losses are allocated to the Members based on the Agreement. Distributions to the Members are made based on the provisions of the Agreement. There were no distributions paid in the year ended June 30, 2011.

NOTE 3 – INVESTMENTS

The following table summarizes the activities of the Fund’s investments at fair value for the year ended June 30, 2011:

Asset Type	Beginning Balance	Purchases	Proceeds	Return of Capital	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Ending Balance
Public REIT	$320,648	$77,604	$(90,013)	$-	$(229,871)	$287,964	$366,332
Private REIT	218,555	-	(43,260)	-	6,840	(27,440)	154,695
LP Interests	428,502	4,844	(1,163)	(2,999)	(62,375)	5,798	372,607
Note	100,000	-	-	-	-	-	100,000
Total	$1,067,705	$82,448	$(134,436)	$(2,999)	$(285,406)	$266,322	$993,634

Fair Value Measurements

GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

10

MACKENZIE PATTERSON SPECIAL FUND 6, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 3 – INVESTMENTS (CONTINUED)

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Fund’s investments as of June 30, 2011:

	Total	Level I	Level II	Level III
Public REIT	$366,332	$366,332	$-	$-
Private REIT	154,695	-	-	154,695
LP Interests	372,607	-	-	372,607
Note	100,000	-	-	100,000
Total	$993,634	$366,332	$-	$627,302

The changes in investments classified as Level III are as follows:

Balance, July 1, 2010	$747,057
Purchases of investments	4,844
Proceeds from sales	(44,423)
Return of capital	(2,999)
Total realized loss, net	(55,535)
Total unrealized loss, net	(21,642)

Balance, June 30, 2011	$627,302

Changes in unrealized loss included in operations relating to investments still held at June 30, 2011	$(48,397)

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MACKENZIE PATTERSON SPECIAL FUND 6, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 4 – MARGIN LOANS

The Fund has a brokerage account in which it buys and sells securities. The provisions of the account allow the Fund to borrow between 50% and 75% of the equity of certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate of 2.5%, payable monthly. As of June 30, 2011, the Fund had $14,354 of margin credit available. Interest expense incurred for the year ended June 30, 2011 was $5,731, and is recorded as such on the statement of operations.

NOTE 5 – RELATED-PARTY TRANSACTIONS

Management Fees and Expense Reimbursements

The Fund has contracted with MacKenzie Capital Management, LP (“Manager”) and MCM Advisers, LP (“Adviser”), affiliates of the Fund, to manage and advise the Fund’s activities and pays various fees for these activities as set forth in the Agreement. The total fees incurred to the Manager and the Adviser for the year ended June 30, 2011 were $112,020. The Fund also reimburses the Manager for costs incurred by the Manager in accordance with the Agreement. Reimbursable expenses incurred for the year ended June 30, 2011, were $35,252, and are recorded within operating expenses on the statement of operations.

Investments

The Fund has the following related-party investments:

Lemon Creek Notes: These are general unsecured promissory notes of Lemon Creek Properties, Inc. (“LCP”), which is managed and controlled by affiliates of the Manager. As of June 30, 2011, LCP owned an office building in Moraga, California, a shopping center in Valencia, California, and an interest in a New Orleans, Louisiana development project, along with some other investments. In 2008 and 2010, LCP issued notes in exchange for shares of its common stock. The notes issued in 2008 currently accrue interest at 10% per annum. The notes issued in 2010 currently accrue interest at 7% per annum, and will increase to 10% starting in fiscal year 2013. The underlying notes mature at various dates between 2013 and 2015. Interest receivable is $17,356 as of June 30, 2011, and is recorded as due from related entities on the statement of assets and liabilities.

MPF Hartford Limited Partnership: This partnership is a holding company formed solely for the purpose of owning units of One CityPlace Limited Partnership, an unaffiliated partnership not controlled by the Manager or its affiliates. One unit of MPF Hartford Limited Partnership is equivalent to the ownership of one unit of One CityPlace Limited Partnership.

MPF Pacific Gateway, LLC: This is a holding company that owns an investment in a REIT liquidating trust. The Company is managed by the Manager.

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MACKENZIE PATTERSON SPECIAL FUND 6, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 6 – FINANCIAL HIGHLIGHTS

The Fund is required to disclose certain financial ratios to the Members of the Fund.

Ratio to average net assets (1)
Total expenses	19.1%
Net investment loss	-12.6%
Total rate of return (2)	-14.9%

(1)	Average net assets were derived from beginning and ending net assets for the year. For the year ended June 30, 2011, the average net assets amounted to $844,420.
(2)	Total return is calculated based upon the change in value of the net assets. An individual member’s return may vary from this return based on the timing of capital transactions.

NOTE 7 – SUBSEQUENT EVENT

According to the amended Agreement (see Note 1), the Fund contributed substantially all of its assets to MRC with an estimated fair value of $632,300 for 63,230 shares of MRC stock on February 28, 2013.

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